Exhibit 99.2

WEINGARTEN REALTY

People-to-People.Coast-to-Coast.

SAFEWAY

KROGER

Supplemental Financial Information

THE HOME DEPOT

Publix

Quarter ended December 31, 2011

2600 Citadel Plaza Dr, Ste 125 <> Houston, Texas 77008 <> 800.688.8865

Table of Contents	Page No.

Corporate Profile	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Supplemental Financial Data	5
Funds from Operations
Recurring Funds from Operations
Dividends
General and Administrative Expenses
Supplemental Income Statement Detail	6
Rentals, net
Fee Income From Real Estate Joint Ventures and Partnerships
Interest Expense, net
Interest and Other Income, net
Supplemental Analyst Information
Net Operating Income Including Joint Ventures
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Supplemental Balance Sheet Detail	7
Property
Straight Line Rent Receivable
Other Assets, net
Other Liabilities, net
Identified Intangible Assets and Liabilities
Capitalization and Coverage Ratios	8
Common Share Data
Capitalization
Capital Availability
Coverage Ratios
Net Debt to Adjusted EBITDA
Credit Ratings

Investment Activity
New Development Properties	10
Land Held for Development	11
Disposition and Acquisition Summary	12
Property Investment Summary	13

Summary of Debt
Debt Information	15
Outstanding Balance Summary
Fixed vs. Variable Rate Debt
Secured vs. Unsecured Debt
Weighted Average Interest Rates
Schedule of Maturities	16

Joint Ventures
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%	18
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share	19
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	20
Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Partnerships	21

Portfolio Summary
Tenant Diversification by Percent of Rental Revenues	23
Portfolio Operating Information	24
Lease Expirations
Leasing Activity - Signed Leases
Occupancy
Same Property Net Operating Income Growth
Total Net Operating Income by Geographic Region	25
Average Base Rents by CBSA	26 - 28

Property Listing	30 - 43

Other Topics of Interest
Reconciliation of Impairment Transactions	45
FFO and Recurring FFO Reconciliation	46 - 48
Ground Lease Summary	49
2012 Business Plan Assumptions	50

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of December 31, 2011, we owned or operated under long-term leases, interests in 380 developed income-producing properties and 11 new development properties (including 7 which are income-producing), which are located in 23 states that span the United States from coast to coast. Included in the portfolio are 313 shopping centers, 75 industrial projects, and 3 other operating properties. Our interests in these properties aggregated approximately 45.5 million square feet of leasable area. Our properties were 92.1% leased as of December 31, 2011, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF
8.1% 2019 Notes	WRD

Forward-Looking Statements

This prospectus supplement and the accompanying prospectus, including documents incorporated by reference, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) changes in expected development activity, (ix) increases in operating costs, (x) tax matters, including failure to qualify as a real estate investment trust, could have adverse consequences and (xi) investments through real estate joint ventures and partnerships involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures

Effective the fourth quarter 2011, the National Association of Real Estate Investment Trusts (“NAREIT”) issued updated guidance on funds from operations (“FFO”); and accordingly, we have restated our FFO presentation. FFO is defined as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties and impairment write-downs of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010	2009	2008	2007
Revenues:
Rentals, net	$132,548	$131,846	$526,533	$521,376	$534,374	$558,695	$529,840
Other	3,362	2,982	15,028	13,708	17,852	13,681	13,072

Total	135,910	134,828	541,561	535,084	552,226	572,376	542,912

Expenses:
Depreciation and amortization	38,425	38,360	152,983	145,893	142,549	145,414	118,635
Operating	26,490	27,703	101,657	102,138	99,540	110,169	96,940
Real estate taxes, net	15,331	15,081	64,243	61,537	67,346	67,307	61,217
Impairment loss	3,101	12,315	58,734	33,317	34,983	52,539
General and administrative	6,589	5,897	25,528	24,993	25,921	25,755	26,975

Total	89,936	99,356	403,145	367,878	370,339	401,184	303,767

Operating Income	45,974	35,472	138,416	167,206	181,887	171,192	239,145
Interest Expense, net	(31,752)	(37,028)	(141,757)	(148,152)	(152,041)	(155,020)	(154,858)
Interest and Other Income, net	2,078	2,920	5,062	9,825	11,425	4,312	8,434
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (a)	3,892	3,568	7,834	12,889	5,548	12,196	19,853
(Loss) Gain on Redemption of Convertible Senior Unsecured Notes				(135)	25,311	12,961
Gain on Land and Merchant Development Sales					18,688	8,407	16,385
(Provision) Benefit for Income Taxes	(170)	(92)	(395)	(180)	(6,269)	10,288	(4,073)

Income from Continuing Operations	20,022	4,840	9,160	41,453	84,549	64,336	124,886

Operating Income (Loss) from Discontinued Operations	2,770	1,853	(4,373)	6,687	9,696	19,539	27,707
Gain on Sale of Property from Discontinued Operations	9,626	196	10,215	1,093	55,765	68,722	83,659

Income from Discontinued Operations	12,396	2,049	5,842	7,780	65,461	88,261	111,366
Gain on Sale of Property	152	1,316	1,737	2,005	25,266	1,998	4,086

Net Income	32,570	8,205	16,739	51,238	175,276	154,595	240,338
Less: Net Income Attributable to Noncontrolling Interests	(1,528)	(1,939)	(1,118)	(5,032)	(4,174)	(8,943)	(10,237)

Net Income Adjusted for Noncontrolling Interests	31,042	6,266	15,621	46,206	171,102	145,652	230,101
Preferred Share Dividends	(8,869)	(8,869)	(35,476)	(35,476)	(35,476)	(34,711)	(25,375)
Redemption Costs of Preferred Shares						(1,850)

Net Income (Loss) Attributable to Common Shareholders	$22,173	$(2,603)	$(19,855)	$10,730	$135,626	$109,091	$204,726

Earnings Per Common Share-Basic	$0.18	$(0.02)	$(0.17)	$0.09	$1.24	$1.29	$2.39

Earnings Per Common Share-Diluted	$0.18	$(0.02)	$(0.17)	$0.09	$1.23	$1.28	$2.35

(a)	See Page 19 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors

Condensed Consolidated Balance Sheets

(in thousands, except per share amounts)

	December 31, 2011	December 31, 2010
ASSETS

Property	$4,688,526	$4,777,794
Accumulated Depreciation	(1,059,531)	(971,249)
Property Held for Sale, net	73,241

Property, net	3,702,236	3,806,545

Investment in Real Estate Joint Ventures and Partnerships, net (a)	341,608	347,526

Total	4,043,844	4,154,071

Notes Receivable from Real Estate Joint Ventures and Partnerships	149,204	184,788
Unamortized Debt and Lease Costs, net	115,191	116,437
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $11,301 in 2011 and $10,137 in 2010 )	86,530	95,859
Cash and Cash Equivalents	13,642	23,859
Restricted Deposits and Mortgage Escrows	11,144	10,208
Other, net	168,671	222,633

Total Assets	$4,588,226	$4,807,855

LIABILITIES AND EQUITY

Debt, net	$2,531,837	$2,589,448
Accounts Payable and Accrued Expenses	124,888	126,767
Other, net	107,919	111,383

Total Liabilities	2,764,644	2,827,598

Commitments and Contingencies

Equity:
Shareholders’ Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2011 and 2010; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2011 and 2010; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued and outstanding in 2011 and 2010; liquidation preference $350,000	4	4
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 120,844 in 2011 and 120,492 in 2010	3,641	3,630
Accumulated Additional Paid-In Capital	1,983,978	1,969,905
Net Income Less Than Accumulated Dividends	(304,504)	(151,780)
Accumulated Other Comprehensive Loss	(27,743)	(21,774)

Total Shareholders’ Equity	1,655,380	1,799,989
Noncontrolling Interests	168,202	180,268

Total Equity	1,823,582	1,980,257

Total Liabilities and Equity	$4,588,226	$4,807,855

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 19 for additional information.

Weingarten Realty Investors

Supplemental Financial Data

(in thousands, except per share amounts)

	$000,000,000	$000,000,000	$000,000,000	$000,000,000
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
Funds from Operations
Numerator:
Net income (loss) attributable to common shareholders	$22,173	$(2,603)	$(19,855)	$10,730
Depreciation and amortization	37,271	37,944	150,668	143,393
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	5,605	5,290	22,887	20,085
Impairment of operating properties and real estate equity investments	2,780		28,995	15,948
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships			7,025	115
(Gain) on acquisition			(4,559)
(Gain) on sale of property	(9,717)	(1,494)	(11,846)	(3,069)
(Gain) loss on sale of property of unconsolidated real estate joint ventures and partnerships		(104)	10	(194)

Funds from Operations-Basic	58,112	39,033	173,325	187,008
Funds from operations attributable to operating partnership units

Funds from Operations-Diluted	58,112	39,033	173,325	187,008
Adjustments for Recurring FFO:
Other impairment loss, net of tax	355	12,315	42,417	17,369
Loss on redemption of convertible senior unsecured notes				135
Extinguishment of debt cost, net			2,679
Acquisitions costs	19	241	295	399
Litigation settlement, net of tax			(1,040)

Recurring Funds from Operations-Diluted	$58,486	$51,589	$217,676	$204,911

Denominator:
Weighted average shares outstanding-Basic	120,422	120,044	120,331	119,935
Effect of dilutive securities:
Share options and awards *	815			845
Operating partnership units

Weighted average shares outstanding-Diluted	121,237	120,044	120,331	120,780

Funds from Operations per Share-Basic	$0.48	$0.33	$1.44	$1.56

Funds from Operations Per Share-Diluted	$0.48	$0.33	$1.44	$1.55
Adjustments for Recurring FFO per share:
Other impairment loss, net of tax		0.10	0.36	0.15
Loss on redemption of convertible senior unsecured notes
Extinguishment of debt cost, net			0.02
Acquisitions costs
Litigation settlement, net of tax			(0.01)

Recurring Funds from Operations Per Share-Diluted	$0.48	$0.43	$1.81	$1.70

Dividends
Common Dividends per Share	$0.275	$0.260	$1.100	$1.040

Common Dividends Paid as a % of Funds from Operations	57.2%	80.3%	76.7%	66.9%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.8%	4.4%	4.7%	4.7%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.10%	0.45%	0.43%

*       Due to the net loss attributable to common shareholders for the three months ended December 31, 2010 and the twelve months ended December 31, 2011, share options and awards are anti-dilutive and are excluded from the weighted average share calculations.

Weingarten Realty Investors

Supplemental Income Statement Detail

(in thousands)

	$000,000,0000	$000,000,0000	$000,000,0000	$000,000,0000
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
Rentals, net
Base minimum rent, net	$104,852	$101,745	$412,448	$402,524
Straight line rent	1,042	991	4,480	6,923
Over/Under-market rentals, net	253	335	1,207	1,200
Percentage rent	1,811	1,680	5,092	4,975
Tenant reimbursements	24,590	27,095	103,306	105,754

Total	$132,548	$131,846	$526,533	$521,376

Fee Income from Real Estate Joint Ventures and Partnerships
Recurring	$1,775	$1,740	$6,590	$6,924
Non-Recurring			86	30

Total	$1,775	$1,740	$6,676	$6,954

Interest Expense, net
Interest paid or accrued	$32,962	$37,730	$144,913	$152,165
Over-market mortgage adjustment of acquired properties, net	(366)	(562)	(2,161)	(2,799)
Amortization of convertible bond discount		536	1,334	2,191

Gross interest expense	32,596	37,704	144,086	151,557
Capitalized interest	(844)	(676)	(2,329)	(3,405)

Total	$31,752	$37,028	$141,757	$148,152

Interest and Other Income, net
Interest income from joint ventures (primarily construction loans)	$837	$945	$3,418	$4,258
Deferred compensation interest income	917	951	125	1,610
Other	324	1,024	1,519	3,957

Total	$2,078	$2,920	$5,062	$9,825

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$135,910	$134,828	$541,561	$535,084
Operating expense	(26,490)	(27,703)	(101,657)	(102,138)
Real estate taxes	(15,331)	(15,081)	(64,243)	(61,537)

Total	94,089	92,044	375,661	371,409

Net Operating Income from Discontinued Operations	2,832	3,151	12,566	12,611

Minority Interests Share of Net Operating Income and Other Adjustments	(5,445)	(6,617)	(24,172)	(25,524)

Pro rata Income From Consolidated Ventures	91,476	88,578	364,055	358,496

Pro rata share of Unconsolidated Joint Ventures
Revenues	16,978	16,342	68,426	60,196
Operating expense	(3,121)	(2,970)	(11,742)	(10,469)
Real estate taxes	(1,944)	(1,983)	(8,126)	(7,460)

Total	11,913	11,389	48,558	42,267

Net Operating Income including Joint Ventures	$103,389	$99,967	$412,613	$400,763

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$2,858	$2,323	$3,514	$8,109
Intercompany fee income reclass	1,292	1,386	5,088	5,745
Other adjustments	(258)	(141)	(768)	(965)

Equity in earnings of real estate joint ventures and partnerships, net	$3,892	$3,568	$7,834	$12,889

Weingarten Realty Investors

Supplemental Balance Sheet Detail

(in thousands)

	December 31,
	2011	2010
Property
Land	$918,627	$925,497
Land held for development	124,528	170,213
Land under development	20,281	22,967
Buildings and improvements	3,557,173	3,610,889
Construction in-progress	67,917	48,228

Total	$4,688,526	$4,777,794

Straight Line Rent Receivable	$61,684	$57,941

Other Assets, net
Notes receivable and mortgage bonds, net	$40,380	$76,716
Debt service guaranty asset	74,075	97,000
Non-qualified benefit plan assets	14,697	15,059
Out-of-market rentals, net	5,755	6,318
Deferred income tax asset	11,936	11,869
Interest rate derivative	10,816	7,192
Other	11,012	8,479

Total	$168,671	$222,633

Other Liabilities, net
Deferred revenue	$14,992	$21,136
Non-qualified benefit plan liabilities	44,523	41,388
Deferred income tax payable	5,320	6,149
Out-of-market rentals, net	13,386	14,083
Interest rate derivative	674	108
Other	29,024	28,519

Total	$107,919	$111,383

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$17,342	$16,825
Above-market leases - Accumulated Amortization	(11,587)	(10,507)
Below-market assumed Mortgages (included in Debt, net)	5,722	5,722
Below-market assumed Mortgages - Accumulated Amortization	(1,762)	(1,157)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	74,361	71,272
Valuation of in place leases-Accumulated Amortization	(38,842)	(35,984)

Total	$45,234	$46,171

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$39,399	$37,668
Below-market leases - Accumulated Amortization	(26,013)	(23,585)
Above-market assumed mortgages (included in Debt, net)	45,670	48,149
Above-market assumed mortgages-Accumulated Amortization	(31,597)	(31,288)

Total	$27,459	$30,944

Weingarten Realty Investors

Capitalization and Coverage Ratios

(in thousands, except common share data and percentages)

	00000000	00000000	00000000
		December 31,	December 31,
		2011	2010
Common Share Data
Closing Market Price		$21.82	$23.76

Dividend Yield		5.04%	4.38%

90-Day, Average Daily Trading Volume		1,089,938	1,109,792

Capitalization (As reported)
Debt		$2,531,837	$2,589,448
Preferred Shares		497,500	497,500

Sub-total Debt & Preferred Shares		$3,029,337	$3,086,948
Common Shares at Market		2,636,816	2,862,890
Operating Partnership Units at Market		34,563	39,085

Total Market Capitalization		$5,700,716	$5,988,923

Debt to Total Market Capitalization		44.4%	43.2%
Debt & Preferred to Total Market Capitalization		53.1%	51.5%

Capitalization (Pro rata)
Debt		$2,468,738	$2,521,278
Preferred Shares		497,500	497,500

Sub-total Debt & Preferred Shares		$2,966,238	$3,018,778
Common Shares at Market		2,636,816	2,862,890
Operating Partnership Units at Market		34,563	39,085

Total Market Capitalization		$5,637,617	$5,920,753

Debt to Total Market Capitalization		43.8%	42.6%
Debt & Preferred to Total Market Capitalization		52.6%	51.0%

Capital Availability
Revolving Credit Facility		$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility		145,000
Outstanding Letters of Credit Under Revolving Facility		3,429	52,401

Unused Portion of Credit Facility		$351,571	$447,599

Public Debt Covenant Ratios	Restrictions
Debt to Asset Ratio	Less than 60.0%	44.8%	45.9%
Secured Debt to Asset Ratio	Less than 40.0%	18.1%	19.8%
Fixed Charge Ratio	Greater than 1.5x	2.3x	2.4x
Unencumbered Asset Test	Greater than 100%	256.8%	249.7%

Net Debt to Adjusted EBITDA		6.50x	6.67x

Debt, net of cash and cash equivalents. EBITDA adjusted for gain/loss on sale of real estate and other non-cash items, primarily impairments.

	00000000	00000000	00000000

Credit Ratings		S&P	Moody’s
Senior Debt		BBB	Baa2
Preferred Shares		BB+	Baa3
Outlook		Stable	Stable

Investment Activity

Weingarten Realty Investors

New Development Properties

As of December 31, 2011

(in thousands at pro rata share, except percentages)

									Pro Rata	Pro Rata
					Total Square Feet		Percent Leased		Spent	Spent	Total Estimated
				WRI	of Building Area (1)		Net @		Year-To-	Inception	Investment (3)		Est. Final	Completions ($)
	Center Name	Location	Anchors	Own %	Gross	Net	100%	Gross	Date	to Date (2)	WRI Costs	Gross Costs	ROI %	Year To Date

UNDER DEVELOPMENT

1	Whole Foods @ Carrollwood (4)	Tampa, Florida	Whole Foods	100.0%	37	37	100.0%	100.0%	3,409	3,424	8,327	8,327
2	Dacula Market	Dacula, Georgia	Kroger#	100.0%	117	24	33.5%	86.3%	3,426	3,426	4,424	4,424
3	Surf City Crossing	Surf City (Wilmington), North Carolina	Harris Teeter	100.0%	75	63	92.9%	83.9%	1,542	8,064	7,650	7,650
4	Ridgeway Trace Center Phase 2	Memphis, Tennessee	Target #, Sports Authority, Best Buy, PetSmart, Staples	100.0%	80	80	84.5%	84.5%	6,247	21,709	25,044	25,044
5	North Towne Plaza	Brownsville, Texas	Lowes#	100.0%	153	36	32.2%	84.1%	171	4,801	6,332	6,332
6	Westwood Center	San Antonio, Texas	Wal-Mart #	100.0%	304	69	52.2%	84.4%	1,150	17,433	16,150	16,150
7	Tomball Marketplace	Tomball, Texas	Academy#	100.0%	147	62	44.1%	76.5%	231	13,728	15,162	15,162
	Tomball Marketplace Phase 2	Tomball, Texas	Ross, Marshall’s	100.0%	168	100	62.6%	77.7%	6,489	13,175	16,633	16,633

	Total Wholly Owned				1,080	471	65.6%	82.9%	$22,664	$85,760	$99,722	$99,722	7.1%	$29,893

8	300 West*	Salt Lake City, Utah	Target #	31.8%	210	23	58.2%	85.6%	436	4,493	5,783	18,187
9	Riverpoint at Sheridan	Sheridan (Denver),Colorado	Costco #, Target #, Regal Cinema	50.0%	502	86	59.9%	86.3%	165	37,827	22,259	44,518
10	Clermont Landing Phase 2*	Clermont, Florida	JC Penney #, Epic Theater #, TJ Maxx, Ross	65.7%	63	23	18.6%	54.4%	-	3,249	4,332	6,594
11	Hilltop Village Center (5)	Alexandria, Virginia	Wegman’s	100.0%	258	258	69.4%	69.4%	11,960	11,960	61,609	61,609

	Total Joint Venture				1,033	390	61.5%	80.0%	$12,561	$57,528	$93,984	$130,908	7.3%	$1,426

	Total 11 Properties Under Development (exclusive of phasing)				2,113	861	63.4%	81.5%	$35,225	$143,288	$193,706	$230,630	7.2%	$31,319

Spent Inception to Date (from above)	$ 143,288	$ 193,407
Additional Capital Needed to Complete	74,995	79,155
Reimbursement of Future Property Sales & Bond Proceeds	(24,578)	(41,933)
Total Estimated Investment	$ 193,706	$ 230,630

	QTR Completed	YTD Completed	1Q’12E	2Q’12E	3Q’12E	4Q’12E	1Q’13E	2Q’13E	Remaining Balance
Completion ($)	$12,420	$31,319	$7,000 - $9,000	$4,600 - $7,600	$11,100 - $16,100	$4,000 - $9,000	$1,100 - $6,100	$5,100 - $10,100	$72,400 - $82,400
Weighted Return (%)	6.7%	7.0%	7.1% - 7.6%	6.5% - 7.0%	7.7% - 8.2%	7.1% - 7.6%	7.5% - 8.0%	6.9% - 7.4%	7.3% - 7.8%
Net Operating Income	$835	$2,177	$499 - $686	$298 - $530	$851 - $1,316	$285 - $686	$83 - $489	$352 - $747	$5,260 - $6,399

*	Unconsolidated Joint Venture
#	Denotes anchors that are not owned by Weingarten.
(1)	Total Building Area (Gross) square footage reflects 100% ownership including square feet owned by other. WRI’s share of building area (Net) square footage reflects WRI’s ownership percentage excluding square feet owned by other and excluding other possible future building area.

(2)	Net of non-cash impairment charges.
(3)	Net of anticipated proceeds from land sales and tax incentive financing.
(4)	Whole Foods @ Carrollwood: Lease from Whole Foods is signed.
(5)	Hilltop Village Center: 50/50 Joint Venture with 100% funding by WRI.

Note: Phased properties are counted as one property.

Weingarten Realty Investors

Land Held for Development

As of December 31, 2011

(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
US Hwy 1 and Caveness Farms Road, Wake Forest - Raleigh, NC	100.0%	70.6
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Decatur at 215 - Las Vegas, NV	100.0%	16.2
Hwy 85 & Hwy 285, Sheridan, CO	50.0%	23.0
US 77 & FM 802, Brownsville, TX	100.0%	21.0
Mississippi at Havana, Aurora–Denver, CO	39.8%	15.4
US Hwy 17 & US Hwy 74/76, Leland, NC	100.0%	12.6
Bear Valley Road at Jess Ranch Parkway (III), Apple Valley, CA	50.0%	10.9
South 300 West & West Paxton Avenue, Salt Lake City, UT	31.8%	4.6
State Hwy 95 & Bullhead Pkwy, Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy & State Rd 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St at Nolana Loop, McAllen, TX	50.0%	3.8
Bear Valley Road at Jess Ranch Parkway (II), Apple Valley, CA	50.0%	3.2
Southern Ave & Signal Butte Rd, Mesa, AZ	100.0%	2.1
SEC Poplar Ave at I-240, Memphis, TN	100.0%	1.2

Total New Development Phased Projects		260.8	$59,380	$47,893

Other Raw Land
FM 1957 (Potranco Rd) and FM 211, San Antonio, TX	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta, TX	100.0%	81.6
Shary Road and US Hwy 83, Mission, TX	50.0%	36.9
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh, NC	100.0%	11.7
Lon Adams Rd at Tangerine Farms Rd - Marana, AZ	50.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	9.0
SH 151 & Ingram Rd, San Antonio, TX	66.7%	7.2
Young Pines and Curry Ford Rd, Orlando, FL	100.0%	3.0
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other (2)	100.0%	39.5

Total Raw Land		428.2	$80,965	$60,529
Total Land Held For Development Properties		689.0	$140,345	$108,422

(1)	Net of impairment adjustments and valuation adjustments due to consolidation of joint ventures.

(2)	Primarily represents land parcels held by WRI for many years that have never been reported as new development assets.

Note: Land costs account for $113.4 million of total investment at 100%, $86.5 million at pro rata share.

Weingarten Realty Investors

Disposition and Acquisition Summary

For the Period Ended December 31, 2011

(in thousands at pro rata share)

Center	City/State	Sq. Ft. of Bldg. Area at 100%	Date Sold	Sales Proceeds	Weighted Sales Cap

Dispositions

1st Quarter
Paradise Market Place - Pad	Las Vegas, NV	-	1/25/11
3500 Atlanta Industrial Parkway (vacant)	Atlanta GA	50	3/31/11
Siempre Viva Building (vacant) *	San Diego, CA	66	3/31/11
Harrison Pointe Shopping Center - Pad	Cary, NC	-	3/31/11

2nd Quarter
Tomball Marketplace–Kohl’s Pad	Tomball, TX	-	4/06/11
Decatur 215 - Winco Pad	Las Vegas, NV	-	4/13/11
Pavilions at San Mateo - Pad	Albuquerque, NM	45	4/20/11
Tomball Marketplace - Pad	Tomball, TX	-	4/20/11
Shawnee Village	Shawnee, KS	132	6/14/11
Rockwall Market Center	Rockwall, TX	209	6/30/11

3rd Quarter
North Towne Plaza - Pad	Brownsville, TX	-	7/28/11
Southern Pines - Undeveloped Land	Southern Pines, NC	-	7/28/11
Crestview Building	Houston, TX	9	8/04/11
Siempre Viva Building (vacant) *	San Diego, CA	56	8/22/11
Montgomery Plaza - Pad	Conroe, TX	-	8/31/11
Gillham Circle	Port Arthur, TX	33	9/20/11
3450 Atlanta Industrial Parkway (vacant)	Atlanta, GA	66	9/23/11

4th Quarter
Atlanta Industrial Park	Atlanta, GA	316	10/11/11
Westover Square - Pad	San Antonio, TX	-	10/14/11
Food King Place	Galveston, TX	28	11/01/11
West Loop Commerce Center - Right of Way	Houston, TX	-	11/11/11
Island Market Place	Texas City, TX	26	11/22/11
Little Brier Creek	Raleigh, NC	17	11/30/11
Coronado Shopping Center	Amarillo, TX	55	12/02/11
Westwood - Multi - Family Tract	San Antonio, TX	-	12/21/11
Palm Coast Landing	Palm Coast, FL	167	12/21/11

Total Dispositions				$ 118,526	7.80%

			Date Acquired	Purchase Price	Yield
Acquisitions

1st Quarter
Promenade 23 (Redevelopment)	Seattle, WA	97	3/25/11

2nd Quarter
Atlantic West *	Jacksonville, FL	67	4/01/11
Atlantic North *	Jacksonville, FL	68	4/01/11
Kernan Village *	Jacksonville, FL	85	4/01/11
Palm Coast Landing Partnership Interest	Palm Coast, FL	167	4/13/11
Cherry Creek Retail Center	Glendale, CO	79	6/16/11

3rd Quarter
None

4th Quarter
None

Total Acquisitions				$ 68,482	6.90%

*	Unconsolidated real estate joint venture activity

Weingarten Realty Investors

Property Investment Summary

(in thousands at pro rata share)

	Acquisitions	New Development	Major Repairs	Tenant Finish	Remodels/ Existing Development (1)		Outside Broker Fees	All Other	Total
Quarter Ended 3/31/2011	$18,520	$1,688	$1,383	$9,263	$2,401		$1,486	$106	$34,847
Quarter Ended 6/30/2011	50,380	5,626	2,266	10,825	4,395		1,678	142	75,312
Quarter Ended 9/30/2011	-	9,067	3,932	12,271	5,911		1,533	135	32,849
Quarter Ended 12/31/2011	-	18,844	4,065	11,992	2,871		1,940	223	39,935

Twelve Months Ended 12/31/2011 (3)	$68,900	$35,225	$11,646	$44,351	$15,578		$6,637	$606	$182,943

Year Ended 12/31/2010	$193,131	$16,710	$13,786	$29,556	$14,608		$5,343	$1,337	$274,471
Year Ended 12/31/2009	$-	$71,167	$10,469	$21,672	$23,455		$3,878	$10,507	$141,148
Year Ended 12/31/2008	$2,685	$193,235	$20,570	$35,290	$37,781	(2)	$6,851	$8,231	$304,643

(1) Primarily incremental investment on properties formerly classified as new development.

(2) Includes approximately $12 million for costs incurred in 2008 for new development properties moved to land held for development.

(3) Internal Leasing Fees are approximately $13.6 million for the twelve months ended December 31, 2011.

Summary of Debt

Weingarten Realty Investors

Debt Information

(in thousands, except percentages)

	December 31, 2011	4th Quarter Weighted Average Rate (1)	December 31, 2010	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$1,009,093	6.29%	$1,123,490	6.36%
7% 2011 Bonds			117,670	7.00%
3.95% Convertible Bonds (2)	54,105	3.95%	129,933	3.95%
8.1% 2019 Notes	100,000	8.10%	100,000	8.10%
Unsecured Notes Payable	905,470	5.49%	918,439	5.51%
Term Loan	200,000	1.50%
Revolving Credit Agreements (3)	166,500	1.26%	80,000	1.75%
Industrial Revenue Bonds	1,594	2.57%	1,916	1.38%
Obligations under Capital Leases	21,000	7.55%	21,000	7.44%

Subtotal Consolidated Debt	2,457,762	5.13%	2,492,448	5.72%
Debt Service Guarantee Liability (4)	74,075		97,000

Total Consolidated Debt - As Reported	2,531,837	5.13%	2,589,448	5.72%
Less: Noncontrolling Interests and Other Adjustments	(260,031)		(260,971)
Plus: WRI Share of Unconsolidated Joint Ventures	196,932		192,801

Total Debt - Pro rata Share	$2,468,738	5.10%	$2,521,278	5.75%

	Debt Balance	4th Quarter Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share)
(includes the effect of interest rate swaps)

As of December 31, 2011
Fixed-rate debt	$1,955,957	5.95%	79.2%	4.71
Variable-rate debt	512,781	1.88%	20.8%	2.90

Total	$2,468,738	5.10%	100.0%	4.34

As of December 31, 2010
Fixed-rate debt	$2,267,614	6.05%	89.9%
Variable-rate debt	253,664	3.64%	10.1%

Total	$2,521,278	5.75%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)

As of December 31, 2011
Secured Debt	$994,844	6.28%	40.3%	5.00
Unsecured Debt	1,473,894	4.28%	59.7%	3.89

Total	$2,468,738	5.10%	100.0%	4.34

As of December 31, 2010
Secured Debt	$1,119,630	6.43%	44.4%
Unsecured Debt	1,401,648	5.19%	55.6%

Total	$2,521,278	5.75%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 12/31/11	5.13%	5.10%
Twelve months ended 12/31/11	5.41%	5.39%
Three months ended 12/31/10	5.72%	5.75%
Twelve months ended 12/31/10	5.73%	5.75%

(1)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, discounts on convertible bond repurchases, revolver facility fee, and other loan costs related to financing.

(2)	The convertible bonds, with a remaining face value of $54.1 million, mature August 1, 2026 with an option to redeem anytime after August 2011 and an initial conversion price of $49.075 per share.

(3)

Weighted average revolving interest rate excludes the effect of the facility fee of 50 basis points in 2010 through the 3rd quarter 2011 and 25 basis points in the 4th quarter 2011 on the total commitment paid quarterly in arrears. The weighted average revolving interest rate with the facility fee is 1.99% and 8.49% for the fourth quarter 2011 and the fourth quarter 2010, respectively.

(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors

Schedule of Maturities

As of December 31, 2011

(in thousands, except percentages)

	As Reported		Pro rata Share
		Weighted		Weighted
	Maturities	Average Rate (4)	Maturities	Average Rate (4)	Floating Rate	Fixed Rate	Secured	Unsecured
2012 (1)	$495,226	4.02%	$500,286	4.03%	$206,025	$294,261	$117,026	$383,260
2013	315,211	5.83%	280,013	5.72%	237	279,776	106,422	173,591
2014	473,968	5.65%	429,135	5.52%	237	428,898	114,135	315,000
2015	245,627	6.28%	209,741	6.02%	237	209,504	119,741	90,000
2016	231,661	6.47%	249,451	6.22%	6,769	242,682	174,451	75,000
2017	142,096	6.85%	164,255	6.37%		164,255	139,255	25,000
2018	64,441	7.18%	25,410	6.35%		25,410	15,840	9,570
2019	153,724	7.94%	157,257	7.31%		157,257	57,257	100,000
2020	3,746	7.60%	64,196	7.21%		64,196	64,196	0
2021	2,763	7.56%	10,599	7.73%		10,599	10,599	0
Thereafter (2)	118,575	5.41%	120,037	5.50%		120,037	34,212	85,825

Subtotal	2,247,038		2,210,380		213,505	1,996,875	953,134	1,257,246

Revolving Credit Agreements	166,500	1.47%	166,500	1.47%	166,500			166,500
Other (3)	118,299		91,858		13,483	78,375	41,710	50,148
Swap Maturities:
2014					50,000	(50,000)
2017					69,293	(69,293)

Total	$2,531,837	5.41%	$2,468,738	5.39%	$512,781	$1,955,957	$994,844	$1,473,894

(1)	Includes $1.8 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.

(2)	Thereafter includes $54.1 million of convertible bonds maturing in 2026 which have an option to be called by us.

(3)

Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps and discounts on notes. The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(4)

Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, discounts on convertible bond repurchases, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Joint Ventures

Weingarten Realty Investors

Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%

(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
Condensed Statements of Income	2011	2010	2011	2010

Revenues:
Base minimum rent, net	$39,023	$37,596	$154,029	$142,807
Straight line rent	270	1,156	2,958	3,311
Over/Under-market rentals, net	663	501	2,157	4,121
Percentage rent	358	358	754	903
Tenant reimbursements	9,696	10,235	38,431	37,901
Other income	893	1,194	7,267	4,606

Total	50,903	51,040	205,596	193,649

Expenses:
Depreciation and amortization	16,408	15,996	67,459	61,726
Interest, net	9,218	9,516	37,612	36,270
Operating	9,462	9,585	36,253	34,026
Real estate taxes, net	5,726	6,280	24,333	24,288
General and administrative	135	1,056	2,969	3,927
Provision for income taxes	57	39	343	237
Impairment loss	-	-	28,776	231

Total	41,006	42,472	197,745	160,705

Gain (loss) on sale of property	-	188	(21)	369

Net income	$9,897	$8,756	$7,830	$33,313

Condensed Balance Sheets

			December 31,
			2011	2010
ASSETS

Property			$2,108,745	$2,142,524
Accumulated depreciation			(296,496)	(247,996)

Property, net			1,812,249	1,894,528

Other assets, net			173,130	168,091

Total			$1,985,379	$2,062,619

LIABILITIES AND SHAREHOLDERS’ EQUITY

Debt, net			$556,920	$552,552
Amounts payable to Weingarten Realty Investors and Affiliates			170,007	202,092
Other liabilities, net			41,907	45,331

Total			768,834	799,975

Accumulated equity			1,216,545	1,262,644

Total			$1,985,379	$2,062,619

Weingarten Realty Investors

Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share

(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
Condensed Statements of Income	2011	2010	2011	2010

Revenues:
Base minimum rent, net	$13,037	$11,989	$51,268	$43,934
Straight line rent	201	400	1,339	1,357
Over/Under-market rentals, net	50	36	92	769
Percentage rent	101	116	217	314
Tenant reimbursements	3,324	3,278	12,925	11,771
Other income	265	523	2,585	2,051

Total	16,978	16,342	68,426	60,196

Expenses:
Depreciation and amortization	5,605	5,290	22,887	20,085
Interest, net	3,392	3,430	13,727	12,338
Operating	3,121	2,970	11,742	10,469
Real estate taxes, net	1,944	1,983	8,126	7,460
General and administrative	38	436	1,244	1,720
Provision for income taxes	20	14	151	94
Impairment loss	-	-	7,025	115

Total	14,120	14,123	64,902	52,281

Gain (loss) on sale of property	-	104	(10)	194

Net income	$2,858	$2,323	$3,514	$8,109

Condensed Balance Sheets

			December 31,
			2011	2010

ASSETS

Property			$640,569	$649,890
Accumulated depreciation			(100,791)	(84,609)

Property, net			539,778	565,281
Notes receivable from real estate joint ventures and partnerships			5,399	5,561
Unamortized debt and lease costs, net			25,377	24,179
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $686 in 2011 and $566 in 2010)			18,332	17,145
Cash and cash equivalents			11,543	9,314
Restricted deposits and mortgage escrows			2,283	3,861
Notes receivable and mortgage bonds, net			413	400
Out-of-market rentals, net			2,622	2,827
Other assets, net			2,190	2,277

Total			$607,937	$630,845

LIABILITIES AND SHAREHOLDERS’ EQUITY

Debt, net			$198,087	$193,989
Amounts payable to Weingarten Realty Investors and Affiliates			75,036	91,581
Accounts payable and accrued expenses			6,084	5,720
Deferred revenue			811	1,457
Out-of-market rentals, net			3,940	4,750
Interest rate derivative			855	502
Other liabilities, net			1,786	1,374

Total			286,599	299,373

Accumulated equity			321,338	331,472

Total			$607,937	$630,845

Notes:

The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors

Investments in Unconsolidated Real Estate Joint Ventures & Partnerships

December 31, 2011

(in thousands, except number of properties and percentages)

					Weingarten Realty

Joint Venture Partner	Number of Operating Properties (1)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Loss) of Unconsolidated JVs

TIAA Florida Retail LLC	7	1,259	$317,100		20.0%		$62,556	$1,679
AEW SRP, LLC	9	899	147,731	$103,642	25.0%	$25,911	7,929	(3,144)
Collins	8	1,165	150,210	27,618	50.0%	13,809	54,322	2,527
AEW - Institutional Client	6	523	125,206	65,875	20.0%	13,175	11,325	(1,006)
BIT Retail	3	720	152,727		20.0%		29,797	1,106
BIT Investment Thirty-Six, LP	12	3,939	203,468	17,754	20.0%	3,551	31,082	186
Eagle AN, LP	9	2,560	69,809	39,927	22.5%	8,972	4,650	620
Jamestown	6	1,351	147,510	90,589	20.0%	18,118	11,569	930
Fidelis Realty Partners	1	491	144,944	87,949	57.8%	50,791	31,264	1,856
Sleiman Enterprises	3	220	29,424	12,241	50.0%	6,121	11,980	167

Other	22	3,432	497,249	111,325	51.8%	57,641	85,136	2,912

Total	86	16,559	$1,985,379	$556,920	28.8%	$198,087	$341,608	$7,834

Joint Venture Description

RETAIL
TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
AEW SRP, LLC	Retail joint venture with an institutional partner through AEW Capital Management
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Partners Realty	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida

INDUSTRIAL
BIT Investment Thirty-Six, LP	Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Eagle AN, LP	Industrial joint venture with American National Insurance Company

(1)	Excludes land held for development.

Weingarten Realty Investors

Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Partnerships

As of December 31, 2011

Balance Summary
Joint Venture Partner	# of Mortgaged Properties	Mortgage Balance (in thousands) (1)	Average Interest Rate (2)	Average Remaining Term (yrs)
AEW SRP, LLC	7	$103,642	5.7%	4.1
Collins	2	27,618	6.2%	9.7
AEW - Institutional Client	6	65,875	5.7%	2.2
BIT Investment Thirty-Six, LP	2	17,754	6.6%	1.0
Eagle AN, LP	2	39,927	5.5%	5.3
Jamestown	6	90,589	5.7%	4.1
Fidelis Realty Partners	1	87,949	4.3%	8.8
Sleiman Enterprises	2	12,241	5.6%	3.6
Other	6	109,634	5.5%	5.0

Total	34	$555,229	5.5%	4.2

Schedule of Maturities
	At 100%		At WRI Share
	Maturities (in thousands) (1)	Weighted Average Rate (2)	Maturities (in thousands) (1)	Weighted Average Rate (2)

2012	$29,628	5.3%	$8,575	5.1%
2013	55,443	5.2%	19,401	5.1%
2014	116,435	5.3%	27,104	5.1%
2015	41,486	5.0%	10,312	4.9%
2016	97,977	4.9%	25,559	4.8%
2017	57,172	5.1%	25,983	5.1%
2018	6,644	5.0%	3,357	5.0%
2019	6,997	5.0%	3,534	5.0%
2020	118,397	4.9%	60,450	4.9%
2021	15,406	5.5%	7,835	5.4%
Thereafter	9,644	6.4%	4,822	6.4%

Total	$555,229		$196,932

(1)	Excludes non-cash debt related items.
(2)	Average and weighted average interest rates exclude the effects of ASC 805 “ Business Combinations” and loan costs related to financing.

Note: All mortgages are fixed rate except for one included in “other”, which has a variable rate mortgage ($3.3 million at 100%) and matures in 2012.

Portfolio Summary

Weingarten Realty Investors

Tenant Diversification by Percent of Rental Revenues

(in thousands at pro rata share, except percentages and # of units)

As of 12/31/2011

			# of Units	Rental Revenue	Square Feet
Rank	Tenant Name	DBAs

1	The Kroger Co.	Kroger, Smith Food, Ralphs, Fry’s Food, King Soopers	27	2.35%	1,306

2	T.J.X. Companies, Inc.	T.J. Maxx, Marshalls, Home Goods	37	1.98%	865

3	Ross Stores, Inc.	Ross Dress for Less	38	1.87%	800

4	Safeway, Inc.	Safeway, Randalls, Von’s	18	1.33%	754

5	Petsmart, Inc.		20	1.23%	380

6	The Sports Authority		10	1.09%	371

7	Office Depot, Inc.		24	0.97%	435

8	H E Butt Grocery		7	0.97%	367

9	Home Depot, Inc.		5	0.93%	535

10	Harris Teeter		9	0.91%	403

11	Gap, Inc.	Gap, Old Navy, Banana Republic	18	0.90%	263

12	Best Buy, Inc.		12	0.89%	285

13	Dollar Tree Stores, Inc.	Dollar Tree, Greenbacks	44	0.87%	385

14	Bed Bath & Beyond, Inc.		19	0.80%	392

15	24 Hour Fitness Inc.		7	0.79%	179

16	Petco Animal Supplies, Inc.		22	0.77%	238

17	Publix Super Markets, Inc.		21	0.72%	432

18	Whole Foods		6	0.71%	224

19	Toys ‘R’ Us	Toys R Us, Babies R Us	9	0.69%	321

20	Staples		13	0.66%	259

21	Raley’s	Raley’s Bel Air Markets	6	0.64%	331

22	Thrifty Payless, Inc.	Rite Aid	17	0.62%	244

23	Office Max Inc.		11	0.62%	238

24	Barnes & Noble Inc.	Barnes & Noble, Bookstop Booksellers	9	0.62%	204

25	Delhaize Group	Food Lion, Sweet Bay	10	0.59%	365

	Total		419	24.51%	10,575

Weingarten Realty Investors

Portfolio Operating Information

(in thousands at pro rata share, except percentages and # of units and leases)

Lease Expirations
As of December 31, 2011	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2012	8.28%	10.00%	15.32%	16.34%	9.96%	10.65%
2013	14.61%	15.24%	23.09%	23.45%	16.63%	16.09%
2014	14.51%	14.11%	17.32%	16.47%	15.17%	14.36%
2015	13.64%	13.15%	13.96%	13.44%	13.71%	13.18%
2016	12.67%	13.28%	14.98%	14.27%	13.21%	13.39%
2017-2021	26.51%	25.71%	15.21%	15.90%	23.78%	24.69%
2022-2031	9.03%	7.63%	0.11%	0.14%	6.89%	6.84%

Leasing Activity
Signed Leases
	Number of Leases	Square Feet	New Rent $PSF	Prior Rent $PSF	TI’s $PSF	Cash Change in Base Rent
Three Months Ended December 31, 2011
Retail New Leases	95	222	$16.70	$18.88	$20.63	-11.5%
Retail Renewals	220	676	15.11	14.76	0.31	2.3%
Industrial	27	281	5.86	5.98	2.46	-2.0%
Not Comparable Spaces	83	584

Total	425	1,763	$13.20	$13.44	$4.64	-1.8%

Twelve Months Ended December 31, 2011
Retail New Leases	386	966	$16.06	$17.21	$14.94	-6.7%
Retail Renewals	911	3,124	14.62	14.35	0.32	1.9%
Industrial	147	1,468	5.36	5.36	1.50	0.1%
Not Comparable Spaces	318	1,549

Total	1,762	7,107	$12.42	$12.47	$3.17	-0.4%

Occupancy	Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010
Signed Basis
Retail
Mid-Atlantic Region	90.8%	90.5%	89.9%	89.7%	93.9%
Southeastern Region	93.8%	93.4%	92.0%	92.1%	92.2%
Western Region	94.6%	94.6%	94.5%	94.5%	94.5%
Mountain Region	92.1%	92.4%	93.0%	94.1%	94.3%
Central Region	93.6%	93.3%	92.6%	91.7%	91.8%

Total Retail	93.0%	92.8%	92.4%	92.3%	93.0%
Industrial	89.5%	87.9%	88.0%	87.0%	88.8%

Total	92.1%	91.6%	91.2%	90.9%	91.9%

Commenced Basis
Retail
Mid-Atlantic Region	89.2%	87.8%	88.1%	87.1%	90.4%
Southeastern Region	89.9%	89.4%	89.6%	88.5%	89.2%
Western Region	93.4%	90.8%	90.6%	90.5%	88.9%
Mountain Region	90.8%	90.6%	91.1%	92.6%	92.7%
Central Region	91.8%	90.1%	89.0%	88.8%	88.4%

Total Retail	91.1%	89.8%	89.6%	89.5%	89.8%
Industrial	84.0%	86.4%	86.1%	85.8%	87.4%

Total	89.3%	88.9%	88.7%	88.5%	89.2%

Same Property Net Operating Income Growth (1)
Cash Basis
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
Retail
Central Region	4.9%	-0.3%	1.4%	-0.5%
Mountain Region	-2.0%	2.7%	-0.1%	0.4%
Western Region	5.2%	0.2%	2.2%	0.2%
Mid-Atlantic Region	-1.0%	-2.0%	-2.0%	1.5%
Southeast Region	0.3%	1.3%	-0.6%	0.4%

Total Retail	1.8%	0.3%	0.4%	0.2%
Industrial	-2.2%	0.7%	-3.6%	-1.5%

Total	1.4%	0.4%	0.0%	0.0%

(1) Same Property NOI Growth includes the company’s share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments.

Weingarten Realty Investors

Total Net Operating Income by Geographic Region (1)

(in thousands at pro rata share, except percentages)

	Twelve Months Ended December 31,
	2011	%	2010	%	2009	%	2008	%	2007	%
Western Region
California	$53,618	13.2%	$50,943	13.1%	$50,136	12.7%	$51,176	12.1%	$50,503	11.3%
Washington	1,978	0.5%	1,171	0.3%	1,124	0.3%	1,193	0.3%	1,295	0.3%
Oregon	1,349	0.3%	1,345	0.3%	1,342	0.3%	1,385	0.3%	929	0.2%

Total Western Region	56,945	14.0%	53,459	13.7%	52,602	13.3%	53,754	12.7%	52,727	11.8%

Mountain Region
Nevada	$30,525	7.5%	$30,906	8.0%	$31,505	8.0%	$34,360	8.1%	$31,338	7.0%
Arizona	25,450	6.3%	24,287	6.2%	26,845	6.8%	26,181	6.2%	23,192	5.2%
Colorado	12,485	3.1%	10,099	2.6%	9,136	2.3%	10,779	2.4%	12,162	2.7%
New Mexico	4,993	1.2%	5,250	1.4%	8,714	2.2%	11,355	2.7%	10,472	2.3%
Utah	3,494	0.9%	3,548	0.9%	3,557	0.9%	3,614	0.9%	3,545	0.8%

Total Mountain Region	76,947	19.0%	74,090	19.1%	79,757	20.2%	86,289	20.3%	80,709	18.0%

Central Region
Texas	$129,540	32.0%	$121,035	31.1%	$113,454	28.7%	$124,407	29.2%	$154,800	34.7%
Louisiana	8,272	2.0%	7,715	2.0%	8,363	2.1%	10,907	2.6%	12,831	2.9%
Kansas	3,106	0.8%	3,019	0.8%	1,875	0.5%	1,949	0.5%	1,980	0.4%
Arkansas	2,556	0.6%	2,732	0.7%	3,048	0.8%	3,006	0.7%	3,028	0.7%
Missouri	1,181	0.3%	1,214	0.3%	1,405	0.4%	1,182	0.3%	1,440	0.3%
Oklahoma	1,083	0.3%	1,034	0.3%	975	0.2%	955	0.2%	1,009	0.2%
Illinois	1,061	0.3%	2,065	0.5%	2,960	0.7%	3,129	0.7%	2,378	0.5%

Total Central Region	146,799	36.3%	138,814	35.7%	132,080	33.4%	145,535	34.2%	177,466	39.7%

Mid Atlantic Region
North Carolina	$25,656	6.3%	$24,869	6.4%	$25,476	6.5%	$26,978	6.4%	$27,027	6.1%
Georgia	19,845	4.9%	21,798	5.6%	22,643	5.7%	25,039	5.9%	23,929	5.4%
Tennessee	7,491	1.8%	6,261	1.6%	5,009	1.3%	7,015	1.6%	6,964	1.6%
Kentucky	6,890	1.7%	7,019	1.8%	6,766	1.7%	6,629	1.6%	6,787	1.5%
Virginia	3,551	0.9%	3,634	0.9%	3,626	0.9%	2,551	0.6%	2,036	0.5%
South Carolina	268	0.1%	285	0.1%	306	0.1%	277	0.1%	287	0.1%
Maine	214	0.1%	321	0.1%	355	0.1%	278	0.1%	381	0.1%

Total Mid Atlantic Region	63,915	15.8%	64,186	16.5%	64,181	16.3%	68,767	16.3%	67,411	15.3%

Southeast Region
Florida	$60,361	14.9%	$58,135	15.0%	$66,170	16.8%	$70,335	16.5%	$67,400	15.2%

Total Southeast Region	60,361	14.9%	58,135	15.0%	66,170	16.8%	70,335	16.5%	67,400	15.2%

Total Net Operating Income	$404,967	100.0%	$388,684	100.0%	$394,790	100.0%	$424,681	100.0%	$445,713	100.0%

(1)

The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI’s ownership percentages ranging from 7.8% to 75% except for the operations of down-reit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors

Average Base Rents by CBSA

As of 12/31/2011

(in thousands at pro rata share, except per square foot amounts)

	# of Properties			Occupied SF	Annualized Rents	Avg. Base Rents	Occupied SF	Annualized Rents	Avg. Base Rents
		GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Retail

West Region

Los Angeles-Long Beach et al, CA	3	584	$17.48	395	$5,799	$14.66	152	$3,763	$24.81

Madera, CA	1	85	$12.73	52	$522	$10.02	31	$534	$17.29

Modesto, CA	1	79	$15.20	47	$557	$11.74	27	$568	$21.38

Redding, CA	1	121	$16.86	65	$567	$8.79	50	$1,361	$27.33

Riverside et al, CA	5	734	$18.89	389	$5,360	$13.77	264	$6,981	$26.45

Sacramento—Arden et al, CA	5	625	$15.07	128	$784	$6.14	234	$4,664	$19.94

San Diego-Carlsbad et al, CA	3	286	$22.17	162	$2,361	$14.57	103	$3,508	$34.15

San Francisco-Oakland et al, CA	3	442	$21.60	241	$3,733	$15.51	182	$5,387	$29.67

San Jose-Sunnyvale et al, CA	2	145	$21.09	66	$423	$6.43	78	$2,613	$33.42

Santa Cruz-Watsonville, CA	1	150	$14.99	37	$305	$8.14	45	$934	$20.68

Santa Rosa-Petaluma, CA	1	195	$11.33	111	$1,038	$9.38	30	$553	$18.56

Vallejo-Fairfield, CA	3	362	$18.56	121	$1,148	$9.49	165	$4,165	$25.21

California	29	3,809	$18.16	1,814	$22,598	$12.46	1,359	$35,030	$25.77

Portland-Vancouver et al, OR-WA	3	120	$14.16	66	$575	$8.75	46	$1,011	$21.83

Oregon	3	120	$14.16	66	$575	$8.75	46	$1,011	$21.83

Seattle-Tacoma-Bellevue, WA	5	179	$15.58	96	$1,244	$12.94	59	$1,174	$19.86

Washington	5	179	$15.58	96	$1,244	$12.94	59	$1,174	$19.86

Total West Region	37	4,108	$17.91	1,976	$24,417	$12.36	1,465	$37,215	$25.41

Mountain Region

Lake Havasu City-Kingman, AZ	1	183	$14.83	112	$1,425	$12.67	30	$682	$23.07

Phoenix-Mesa-Scottsdale, AZ	17	1,382	$15.63	509	$4,720	$9.27	479	$10,723	$22.39

Tucson, AZ	5	632	$18.25	168	$2,098	$12.51	215	$4,890	$22.73

Arizona	23	2,198	$16.22	789	$8,243	$10.44	724	$16,295	$22.52

Colorado Springs, CO	2	299	$8.71	243	$1,813	$7.46	37	$625	$17.00

Denver-Aurora, CO	11	1,198	$16.45	451	$5,951	$13.20	254	$5,643	$22.20

Colorado	13	1,497	$14.25	694	$7,764	$11.19	291	$6,268	$21.55

Las Vegas-Paradise, NV	13	2,366	$15.29	1,298	$14,441	$11.13	614	$14,801	$24.10

Nevada	13	2,366	$15.29	1,298	$14,441	$11.13	614	$14,801	$24.10

Albuquerque, NM	4	431	$14.89	176	$1,672	$9.50	142	$3,064	$21.58

New Mexico	4	431	$14.89	176	$1,672	$9.50	142	$3,064	$21.58

Provo-Orem, UT	1	30	$16.08	12	$165	$13.96	18	$317	$17.46

Salt Lake City, UT	3	290	$13.16	156	$1,688	$10.83	73	$1,321	$18.17

Utah	4	320	$13.50	168	$1,852	$11.05	91	$1,638	$18.03

Total Mountain Region	57	6,812	$15.25	3,125	$33,972	$10.87	1,861	$42,065	$22.60

Central Region

Little Rock-N. Little Rock, AR	3	357	$8.88	297	$2,318	$7.80	40	$679	$16.78

Arkansas	3	357	$8.88	297	$2,318	$7.80	40	$679	$16.78

Chicago et al, IL-IN-WI	1	304	$12.32	161	$1,640	$10.19	29	$705	$23.96

Illinois	1	304	$12.32	161	$1,640	$10.19	29	$705	$23.96

Topeka, KS	1	116	$10.00	35	$350	$10.00	0	$0	$0.00

Kansas	1	116	$10.00	35	$350	$10.00	0	$0	$0.00

Hammond, LA	1	225	$8.48	48	$207	$4.28	85	$925	$10.86

Lafayette, LA	1	138	$9.63	75	$530	$7.08	62	$789	$12.72

Lake Charles, LA	4	447	$9.13	186	$1,279	$6.87	92	$1,262	$13.72

Monroe, LA	1	141	$5.59	89	$341	$3.82	42	$392	$9.35

New Orleans-Metairie-Kenner, LA	2	140	$14.87	78	$792	$10.13	61	$1,272	$20.99

	# of			Occupied SF	Annualized Rents	Avg. Base Rents	Occupied SF	Annualized Rents	Avg. Base Rents
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Shreveport-Bossier City, LA	1	5	$23.44	0	$0	$0.00	4	$91	$23.44

Louisiana	10	1,096	$9.58	477	$3,149	$6.60	346	$4,731	$13.69

St. Louis, MO-IL	2	229	$8.91	105	$832	$7.90	44	$501	$11.29

Missouri	2	229	$8.91	105	$832	$7.90	44	$501	$11.29

Oklahoma City, OK	2	164	$7.65	104	$570	$5.51	48	$592	$12.27

Oklahoma	2	164	$7.65	104	$570	$5.51	48	$592	$12.27

Amarillo, TX	1	20	$10.59	4	$29	$6.46	4	$66	$14.72

Beaumont-Port Arthur, TX	5	248	$8.11	146	$734	$5.02	82	$1,120	$13.63

Brownsville-Harlingen, TX	1	12	$17.78	0	$0	$0.00	4	$64	$17.78

College Station-Bryan, TX	1	107	$10.83	86	$923	$10.74	18	$203	$11.30

Corpus Christi, TX	1	372	$13.47	245	$2,312	$9.43	118	$2,581	$21.90

Dallas-Fort Worth-Arlington, TX	9	1,062	$13.42	486	$5,512	$11.34	356	$5,794	$16.26

Houston-Baytown-Sugar Land, TX	59	4,989	$14.85	2,855	$30,109	$10.55	1,701	$37,531	$22.07

Killeen-Temple-Fort Hood, TX	1	115	$12.42	98	$1,084	$11.04	17	$346	$20.36

Laredo, TX	2	375	$14.34	219	$2,451	$11.17	99	$2,109	$21.39

Lubbock, TX	1	152	$12.82	53	$492	$9.29	31	$587	$18.81

Lufkin, TX	1	248	$9.03	124	$940	$7.57	21	$373	$17.61

McAllen-Edinburg-Pharr, TX	7	494	$13.23	315	$3,500	$11.12	78	$1,700	$21.70

Rio Grande City, TX	1	88	$11.38	76	$804	$10.63	10	$176	$16.80

San Antonio, TX	7	596	$12.97	311	$2,987	$9.59	190	$3,515	$18.51

Tyler, TX	1	60	$8.12	33	$212	$6.35	25	$260	$10.51

Texas	98	8,938	$13.90	5,053	$52,089	$10.31	2,755	$56,424	$20.48

Total Central Region	117	11,204	$13.12	6,232	$60,947	$9.78	3,263	$63,633	$19.50

Mid-Atlantic Region

Atlanta-Sandy Springs et al, GA	15	1,568	$16.29	544	$6,503	$11.95	465	$9,945	$21.37

Gainesville, GA	1	29	$15.82	21	$239	$11.31	7	$211	$28.79

Georgia	16	1,596	$16.28	565	$6,741	$11.93	473	$10,156	$21.48

Lexington-Fayette, KY	3	442	$13.48	218	$2,023	$9.27	158	$3,048	$19.30

Louisville, KY-IN	1	169	$12.10	93	$848	$9.17	68	$1,093	$16.10

Kentucky	4	611	$13.07	311	$2,872	$9.24	226	$4,141	$18.34

Lewiston-Auburn, ME	1	128	$5.30	41	$170	$4.17	18	$143	$7.84

Maine	1	128	$5.30	41	$170	$4.17	18	$143	$7.84

Charlotte-Gastonia et al, NC-SC	4	319	$16.85	154	$2,136	$13.91	116	$2,404	$20.74

Durham, NC	6	287	$13.82	108	$1,197	$11.04	88	$1,512	$17.26

Raleigh-Cary, NC	11	1,531	$13.29	605	$5,512	$9.11	450	$8,505	$18.92

Southern Pines-Pinehurst, NC	1	252	$10.99	63	$385	$6.10	71	$1,090	$15.34

Wilmington, NC	2	140	$13.70	49	$464	$9.50	37	$708	$19.29

North Carolina	24	2,529	$13.74	979	$9,693	$9.90	761	$14,219	$18.69

Hilton Head Island-Beaufort, SC	1	22	$14.85	5	$47	$9.00	13	$231	$17.13

South Carolina	1	22	$14.85	5	$47	$9.00	13	$231	$17.13

Memphis, TN-MS-AR	6	573	$12.87	374	$4,113	$10.99	152	$2,658	$17.50

Tennessee	6	573	$12.87	374	$4,113	$10.99	152	$2,658	$17.50

Total Mid-Atlantic Region	52	5,459	$14.08	2,275	$23,637	$10.39	1,643	$31,547	$19.20

Southeast Region

Fort Walton Beach et al, FL	2	70	$14.63	50	$662	$13.17	17	$316	$19.06

Jacksonville, FL	5	433	$11.37	267	$2,432	$9.11	81	$1,528	$18.80

Miami-Fort Lauderdale et al, FL	17	1,110	$15.66	572	$5,926	$10.36	390	$9,141	$23.43

Orlando, FL	14	3,066	$15.13	1,077	$13,110	$12.17	454	$10,066	$22.18

Palm Bay-Melbourne et al, FL	3	182	$11.38	49	$403	$8.28	52	$741	$14.28

Port St. Lucie-Fort Pierce, FL	1	51	$13.98	24	$307	$12.93	5	$91	$19.26

Punta Gorda, FL	2	25	$16.37	15	$215	$14.34	6	$125	$21.64

Sarasota-Bradenton-Venice, FL	1	97	$10.46	46	$324	$7.13	32	$491	$15.14

Tampa-St. Petersburg et al, FL	5	1,097	$13.50	674	$7,352	$10.90	290	$5,669	$19.56

	# of Properties			Occupied SF	Annualized Rents	Avg. Base Rents	Occupied SF	Annualized Rents	Avg. Base Rents
		GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Florida	50	6,131	$14.36	2,774	$30,733	$11.08	1,327	$28,168	$21.23

Total Southeast Region	50	6,131	$14.36	2,774	$30,733	$11.08	1,327	$28,168	$21.23

Total Retail	313	33,715	$14.51	16,382	$173,706	$10.60	9,558	$202,628	$21.20

Industrial

West Region

San Diego-Carlsbad et al, CA	1	121	$6.46	34	$217	$6.32	1	$14	$9.66

California	1	121	$6.46	34	$217	$6.32	1	$14	$9.66

Total West Region	1	121	$6.46	34	$217	$6.32	1	$14	$9.66

Central Region

Austin-Round Rock, TX	6	428	$9.72	103	$1,079	$10.47	288	$2,722	$9.46

Dallas-Fort Worth-Arlington, TX	16	2,516	$4.54	1,659	$6,833	$4.12	417	$2,589	$6.21

Houston-Baytown-Sugar Land, TX	26	3,197	$5.61	2,192	$11,394	$5.20	368	$2,955	$8.04

San Antonio, TX	4	687	$5.45	390	$2,184	$5.59	202	$1,044	$5.17

Texas	52	6,828	$5.48	4,344	$21,489	$4.95	1,274	$9,310	$7.31

Total Central Region	52	6,828	$5.48	4,344	$21,489	$4.95	1,274	$9,310	$7.31

Mid-Atlantic Region

Atlanta-Sandy Springs et al, GA	7	1,057	$3.49	772	$2,692	$3.49	0	$0	$0.00

Georgia	7	1,057	$3.49	772	$2,692	$3.49	0	$0	$0.00

Memphis, TN-MS-AR	3	685	$2.62	581	$1,520	$2.62	2	$8	$4.21

Tennessee	3	685	$2.62	581	$1,520	$2.62	2	$8	$4.21

Richmond, VA	9	903	$4.53	764	$3,426	$4.49	4	$52	$13.99

Virginia	9	903	$4.53	764	$3,426	$4.49	4	$52	$13.99

Total Mid-Atlantic Region	19	2,645	$3.63	2,117	$7,639	$3.61	6	$60	$10.72

Southeast Region

Lakeland, FL	1	600	$4.21	600	$2,526	$4.21	0	$0	$0.00

Tampa-St. Petersburg et al, FL	3	896	$4.05	680	$2,731	$4.02	17	$91	$5.32

Florida	4	1,496	$4.12	1,280	$5,257	$4.11	17	$91	$5.32

Total Southeast Region	4	1,496	$4.12	1,280	$5,257	$4.11	17	$91	$5.32

Total Industrial	76	11,091	$4.86	7,774	$34,603	$4.45	1,298	$9,475	$7.30

Joint venture properties are reflected at WRI’s pro rata share.

Occupied SF based on commenced leases.

# of properties and GLA differ from property list due to new development properties with no commenced leases and the combining of certain properties on the property list.

Property Listing

Weingarten Realty Investors

Summary Property Listing

As of December 31, 2011

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total
Arizona	24	2,219,168	-	1,724,034	3,943,202
Arkansas	3	357,010	-	-	357,010
California	30	3,930,280	833,658	1,305,511	6,069,449
Colorado	13	1,496,552	1,126,115	1,572,780	4,195,447
Florida	55	7,832,936	3,974,438	1,630,862	13,438,234
Georgia	23	2,773,851	935,166	1,054,223	4,763,240
Illinois	1	303,566	-	-	303,566
Kansas	1	115,716	-	-	115,716
Kentucky	4	610,815	-	127,614	738,429
Louisiana	11	1,150,642	423,587	710,317	2,284,546
Maine	1	128,348	42,783	10,807	181,938
Missouri	2	229,282	28,367	-	257,649
Nevada	12	2,365,942	-	1,250,305	3,616,247
New Mexico	4	431,030	-	306,157	737,187
North Carolina	24	2,529,117	181,859	700,600	3,411,576
Oklahoma	2	163,996	-	-	163,996
Oregon	3	119,909	90,927	62,600	273,436
South Carolina	1	21,530	64,590	-	86,120
Tennessee	9	1,272,499	677,263	154,340	2,104,102
Texas	149	16,070,786	5,529,903	3,289,697	24,890,387
Utah	4	320,168	89,748	435,160	845,076
Virginia	10	902,881	1,601,942	217,147	2,721,970
Washington	5	178,535	327,497	65,346	571,378

Grand Total	391	45,524,559	15,927,843	14,617,500	76,069,901

Total Retail	313	33,865,143	10,791,459	13,832,175	58,488,776
Total Industrial	75	11,379,131	5,136,384	785,325	17,300,840
Total Other	3	280,285	-	-	280,285

Footnotes for detail property listing

(1) Denotes partial ownership. The square feet figures represent WRI’s proportionate ownership of the property held by the joint venture or partnership.

(2) Denotes property currently under development.

(3) Denotes properties that are not consolidated for SEC reporting purposes.

(4) Denotes single tenant retail property.

(+) Denotes supermarket or discount store offering full service grocery along with general merchandise.

NOTES:	Square feet is reflective of area available to be leased. Certain listed properties may have additional square feet under WRI ownership. Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors

Property Listing

As of December 31, 2011

						Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes		WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)

Retail
Operating Properties

Arizona

Mohave Crossroads	Lake Havasu City-Kingman, AZ	Target (O.B.O.), Kohls (O.B.O.), PetSmart, Staples, Bed Bath & Beyond, Ross Dress for Less	100.0%			183,393	0	213,309	396,702	14.83
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket + (O.B.O.), Office Max, PetSmart, Dollar Tree	100.0%			103,568	0	74,651	178,219	17.30
Raintree Ranch	Phoenix-Mesa-Scottsdale, AZ	Whole Foods +	100.0%			129,822	0	3,198	133,020	25.85
Arrowhead Festival S.C.	Phoenix-Mesa-Scottsdale, AZ	Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.), Borders (O.B.O.)	100.0%			29,834	0	164,475	194,309	20.80
Fry’s Ellsworth Plaza	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket + (O.B.O.)	100.0%			9,034	0	64,574	73,608	23.20
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ	Safeway + (O.B.O.)	100.0%			45,751	0	62,800	108,551	22.89
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	100.0%			69,212	0	129,800	199,012	17.09
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ	Hobby Lobby, Dollar Tree	100.0%			92,626	0	14,112	106,738	11.22
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket +, Office Max	100.0%			134,495	0	108,220	242,715	11.96
Laveen Village Market	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket + (O.B.O.), Home Depot (O.B.O.)	100.0%			40,025	0	279,042	319,067	23.83
Rancho Encanto	Phoenix-Mesa-Scottsdale, AZ	Fresh N Easy +, Family Dollar, Leon Furniture	100.0%			66,787	0	5,383	72,170	9.39
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ	Sunflower Farmers Market +	100.0%			60,728	0	0	60,728	11.25
Desert Village	Phoenix-Mesa-Scottsdale, AZ	AJ Fine Foods +, CVS Pharmacy	100.0%			101,828	0	5,386	107,214	20.37
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket +, Dollar Tree, Lowes (O.B.O.)	100.0%			102,761	0	192,052	294,813	9.36
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ	Safeway + (O.B.O.)	100.0%			10,237	0	138,146	148,383	31.40
Basha’s Valley Plaza	Phoenix-Mesa-Scottsdale, AZ	Ross Dress for Less, Anna’s Linens	100.0%			145,518	0	8,362	153,880	18.53
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ	Office Max, Ace Hardware	100.0%			82,757	0	4,622	87,379	10.99
Pueblo Anozira	Phoenix-Mesa-Scottsdale, AZ	Fry’s Food & Drug +, Petco, Dollar Tree	100.0%			157,221	0	0	157,221	13.90
Entrada de Oro	Tucson, AZ	Wal-Mart Neighborhood Market +	100.0%			88,665	0	20,410	109,075	17.91
Madera Village	Tucson, AZ	Safeway +, Walgreens, Dollar Tree	100.0%			96,732	0	10,161	106,893	11.06
Oracle Crossings	Tucson, AZ	Sprouts Farmers Market +, Kohl’s, Home Goods	100.0%			253,163	0	10,000	263,163	17.86
Oracle Wetmore	Tucson, AZ	Home Depot (O.B.O.), PetSmart, Walgreens, Ulta	100.0%			149,961	0	193,128	343,089	27.62
Shoppes at Bears Path	Tucson, AZ	Osco Drug (O.B.O.), Carondelet Health Care Corp., Leslie Pools	100.0%			43,928	0	22,203	66,131	15.21
Arizona Total:	# of Properties: 23					2,198,046	0	1,724,034	3,922,080

Arkansas

Markham Square	Little Rock-N. Little Rock, AR	Burlington Coat Factory, Ross Dress for Less	100.0%			125,884	0	0	125,884	7.13
Markham West	Little Rock-N. Little Rock, AR	Office Depot, Michaels, Academy, Bassett Furniture, Dollar Tree	100.0%			178,500	0	0	178,500	9.91
Westgate	Little Rock-N. Little Rock, AR	SteinMart	100.0%			52,626	0	0	52,626	9.29
Arkansas Total:	# of Properties: 3					357,010	0	0	357,010

California

Centerwood Plaza	Los Angeles-Long Beach et al, CA	Bestway Supermarket +, Buck-A-Roos	100.0%			75,486	0	0	75,486	9.19
Buena Vista Marketplace	Los Angeles-Long Beach et al, CA	Ralph’s +, Dollar Tree	100.0%			90,805	0	24,535	115,340	21.91
Westminster Center	Los Angeles-Long Beach et al, CA	Albertsons +, Rite Aid, Ross Dress for Less, Home Depot, Petco	100.0%			417,820	0	7,870	425,690	17.87
Hallmark Town Center	Madera, CA	Food 4 Less +, Bally Total Fitness	100.0%			85,066	0	13,293	98,359	12.73
Marshalls Plaza	Modesto, CA	Marshalls, Dress Barn, Guitar Center	100.0%			78,752	0	7,200	85,952	15.20
Shasta Crossroads	Redding, CA	Food Maxx +, Target (O.B.O.), Sports Authority (O.B.O.), Ashley Furniture (O.B.O.)	100.0%			121,183	0	131,468	252,651	16.86
Jess Ranch Marketplace	Riverside et al, CA	Winco Foods + (O.B.O.), Burlington Coat Factory, PetSmart, Rite Aid, Big 5	50.0%	(1	)(3)	104,384	104,384	99,170	307,937	19.21
Jess Ranch Phase III	Riverside et al, CA	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness	50.0%	(1	)(3)	89,794	89,794	5,532	185,121	18.25
Chino Hills Marketplace	Riverside et al, CA	Von’s +, Rite Aid, Dollar Tree, 24 Hour Fitness	100.0%			311,034	0	0	311,034	19.25
Menifee Town Center	Riverside et al, CA	Ralph’s +, Ross Dress for Less, Dollar Tree	100.0%			124,431	0	124,303	248,734	15.63
Stoneridge Town Centre	Riverside et al, CA	Super Target + (O.B.O), Best Buy, Office Max, Kohl’s	67.0%	(1	)(3)	104,692	51,565	275,015	431,272	23.12

Weingarten Realty Investors

Property Listing

As of December 31, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)

Prospectors Plaza	Sacramento-Arden et al, CA	SaveMart +, Kmart, Long’s Drug Store	100.0%		228,345	0	8,614	236,959	23.92
Arcade Square	Sacramento-Arden et al, CA	Grocery Outlet +, Lifestyle Furniture	100.0%		76,497	0	0	76,497	13.54
Discovery Plaza	Sacramento-Arden et al, CA	Bel Air Market +	100.0%		93,398	0	0	93,398	16.00
Summerhill Plaza	Sacramento-Arden et al, CA	Raley’s +, Dollar Tree	100.0%		128,880	0	0	128,880	10.69
Valley	Sacramento-Arden et al, CA	Raley’s +	100.0%		98,240	0	8,765	107,005	17.38
El Camino Promenade	San Diego-Carlsbad et al, CA	T.J. Maxx, Staples, Dollar Tree, Beverages & More	100.0%		129,651	0	0	129,651	23.14
Rancho San Marcos Village	San Diego-Carlsbad et al, CA	Von’s +, 24 Hour Fitness	100.0%		120,829	0	11,860	132,689	18.10
San Marcos Plaza	San Diego-Carlsbad et al, CA	Albertsons + (O.B.O.)	100.0%		35,880	0	45,206	81,086	32.35
580 Market Place	San Francisco-Oakland et al, CA	Safeway +, 24 Hour Fitness, Petco	100.0%		100,165	0	0	100,165	30.17
Fremont Gateway Plaza	San Francisco-Oakland et al, CA	Raley’s +, 24 Hour Fitness, Big Cinemas	100.0%		194,601	0	167,100	361,701	18.95
Greenhouse Marketplace	San Francisco-Oakland et al, CA	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only, Factory 2 U	100.0%		147,063	0	89,769	236,832	19.40
Silver Creek Plaza	San Jose-Sunnyvale et al, CA	Safeway +, Walgreens, Orchard Supply (O.B.O.)	100.0%		132,925	0	65,000	197,925	21.31
Tully Corners Shopping Center	San Jose-Sunnyvale et al, CA	Food Maxx +, Petco	10.0%	(1)(3)	11,599	104,393	0	115,992	18.43
Freedom Centre	Santa Cruz-Watsonville, CA	Safeway +, Rite Aid, Big Lots, Ace Hardware	100.0%		150,241	0	0	150,241	14.99
Stony Point Plaza	Santa Rosa-Petaluma, CA	Food Maxx +, Ross Dress for Less, Fallas Paredes	100.0%		195,192	0	5,442	200,634	11.33
Southampton Center	Vallejo-Fairfield, CA	Raley’s +, Ace Hardware	100.0%		162,764	0	0	162,764	19.91
Sunset Center	Vallejo-Fairfield, CA	Rite Aid, In-Shape City	100.0%		85,238	0	13,041	98,279	14.71
Creekside Center	Vallejo-Fairfield, CA	Raley’s +, Blockbuster	100.0%		114,445	0	0	114,445	20.30
California Total:	# of Properties: 29				3,809,400	350,136	1,103,183	5,262,719

Colorado

Academy Place	Colorado Springs, CO	Safeway + (O.B.O.), Target (O.B.O.), Ross Dress For Less	100.0%		83,878	0	206,586	290,464	11.80
Uintah Gardens	Colorado Springs, CO	King Sooper’s +, Walgreens, Big 5 Sporting Goods, Petco, ARC Thrift	100.0%		214,774	0	0	214,774	7.70
Aurora City Place	Denver-Aurora, CO	Super Target + (O.B.O.), Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart	50.0%	(1)(3)	180,478	180,478	182,000	542,957	15.97
The Gardens on Havana	Denver-Aurora, CO	Sprouts Farmers Market +, Target (O.B.O.), Kohl’s, Petco, Dick’s Sporting Goods, Toys ‘R’ Us, Office Depot	39.8%	(1)(3)	319,478	483,432	143,697	946,607	15.81
Green Valley Ranch Towne Center	Denver-Aurora, CO	King Sooper’s + (O.B.O.)	50.0%	(1)(3)	28,474	28,474	58,000	114,947	20.99
Lowry Town Center	Denver-Aurora, CO	Albertsons + (O.B.O.)	50.0%	(1)(3)	38,349	38,349	52,700	129,398	25.12
Edgewater Marketplace	Denver-Aurora, CO	King Sooper’s +, Ace Hardware, Target (O.B.O.)	100.0%		145,780	0	126,000	271,780	10.04
CityCenter Englewood	Denver-Aurora, CO	Wal-Mart (O.B.O.), Ross Dress for Less, Petco, Office Depot, Bally Total Fitness	51.0%	(1)(3)	137,346	131,960	90,000	359,305	16.45
Cherry Creek	Denver-Aurora, CO	Sports Authority, PetsMart, Target (O.B.O.)	100.0%		78,148	0	194,523	272,671	24.85
Crossing at Stonegate	Denver-Aurora, CO	King Sooper’s +	51.0%	(1)(3)	55,620	53,438	0	109,058	15.12
Thorncreek Crossing	Denver-Aurora, CO	Sunflower Farmers Market +, Super Target + (O.B.O.), Barnes & Noble, Cost Plus, Michael’s, OfficeMax, Dollar Tree	51.0%	(1)(3)	108,190	103,947	174,000	386,137	14.33
Westminster Plaza	Denver-Aurora, CO	Safeway +, Walgreens (O.B.O.)	50.0%	(1)	48,506	48,506	14,100	111,113	18.43
Colorado Total:	# of Properties: 12				1,439,021	1,068,584	1,241,606	3,749,211

Florida

Paradise Key at Kelly Plantation	Fort Walton Beach et al, FL	Publix +, Bed Bath & Beyond, Ross, Old Navy, SteinMart	10.0%	(1)(3)	27,178	244,599	0	271,777	12.74
Shoppes at Paradise Isle	Fort Walton Beach et al, FL	Big Lots, Best Buy, PetSmart, Office Depot, Michaels	25.0%	(1)(3)	42,917	128,752	0	171,669	15.78
Argyle Village	Jacksonville, FL	Publix +, Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels	100.0%		315,497	0	0	315,497	10.66
Atlantic North	Jacksonville, FL	Academy	50.0%	(1)(3)(4)	33,842	33,842	0	67,685	N/A
Atlantic West	Jacksonville, FL	T.J. Maxx, Office Depot, Dollar Tree, Shoe Carnival, Kohl’s (O.B.O.)	50.0%	(1)(3)	33,736	33,736	96,010	163,481	11.83
Kernan Village	Jacksonville, FL	Walmart (O.B.O.), Ross, Petco	50.0%	(1)(3)	42,652	42,652	203,622	288,925	16.40
Epic Village—St. Augustine	Jacksonville, FL	Epic Theaters (O.B.O.)	70.0%	(1)	7,395	3,170	51,977	62,542	23.81
Boca Lyons	Miami-Fort Lauderdale et al, FL	Ross Dress for Less, Ethan Allen, Deal$	100.0%		117,515	0	0	117,515	19.00
Embassy Lakes	Miami-Fort Lauderdale et al, FL	Winn Dixie +, Tuesday Morning	100.0%		131,723	0	48,214	179,937	12.89
Hollywood Hills Plaza	Miami-Fort Lauderdale et al, FL	Publix +, Target, CVS/pharmacy	20.0%	(1)(3)	72,957	291,828	43,724	408,509	18.03

Weingarten Realty Investors

Property Listing

As of December 31, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)

TJ Maxx Plaza	Miami-Fort Lauderdale et al, FL	Winn Dixie +, T.J. Maxx, Dollar Tree	100.0%		161,429	0	0	161,429	14.57
Palm Lakes Plaza	Miami-Fort Lauderdale et al, FL	Publix +, CVS/pharmacy	20.0%	(1)(3)	22,750	91,002	0	113,752	11.46
Kendall Corners	Miami-Fort Lauderdale et al, FL	Ashley Furniture	20.0%	(1)(3)	19,294	77,178	0	96,472	28.22
South Dade	Miami-Fort Lauderdale et al, FL	Publix +, Bed Bath & Beyond, Petco, Chuck E. Cheese	20.0%	(1)(3)	43,895	175,578	0	219,473	14.32
Tamiami Trail Shops	Miami-Fort Lauderdale et al, FL	Publix +, CVS/pharmacy	20.0%	(1)(3)	22,173	88,694	21,697	132,564	14.38
Northridge	Miami-Fort Lauderdale et al, FL	Publix +, Petco, Ross Dress for Less, Dollar Tree, Bally Total Fitness	20.0%	(1)(3)	47,214	188,855	3,028	239,097	16.62
Shoppes at Parkland	Miami-Fort Lauderdale et al, FL	BJ’s Wholesale Club +	30.0%	(1)	43,696	101,956	21,588	167,240	12.51
Flamingo Pines	Miami-Fort Lauderdale et al, FL	Publix +	20.0%	(1)(3)	25,292	101,167	21,976	148,435	17.34
Flamingo Pines	Miami-Fort Lauderdale et al, FL	Wal-Mart Supercenter + (O.B.O.), U.S. Post Office, Florida Technical College	100.0%		139,462	0	127,299	266,761	18.90
Pembroke Commons	Miami-Fort Lauderdale et al, FL	Publix +, Marshalls, Office Depot, LA Fitness, Dollar Tree	20.0%	(1)(3)	60,914	243,658	20,257	324,829	13.36
Publix at Laguna Isles	Miami-Fort Lauderdale et al, FL	Publix +	100.0%		69,475	0	0	69,475	13.97
Vizcaya Square	Miami-Fort Lauderdale et al, FL	Bio Medical	100.0%		112,410	0	0	112,410	14.32
Sunrise West Shopping Center	Miami-Fort Lauderdale et al, FL	Publix +	25.0%	(1)(3)	19,080	57,241	0	76,321	15.12
Colonial Landing	Orlando, FL	Petsmart, Sports Authority, Bed Bath & Beyond	50.0%	(1)	131,504	131,504	0	263,007	13.18
Colonial Plaza	Orlando, FL	Staples, Ross Dress for Less, Marshalls, Babies “R” Us, Old Navy, SteinMart, Barnes & Noble, Petco, Big Lots, Hobby Lobby	100.0%		502,182	0	0	502,182	13.04
International Drive Value Center	Orlando, FL	Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx	20.0%	(1)(3)	37,133	148,531	0	185,664	7.56
Market at Southside	Orlando, FL	Ross Dress for Less, Beall’s, Dollar Tree	100.0%		95,128	0	64,627	159,755	10.05
Phillips Crossing	Orlando, FL	Whole Foods +, Golf Galaxy, Michaels	100.0%		145,644	0	0	145,644	26.20
Phillips Landing	Orlando, FL	Wal-Mart (O.B.O.), Planet Fitness	100.0%		66,223	0	219,815	286,038	19.16
The Marketplace at Dr. Phillips	Orlando, FL	Stein Mart, Home Goods, Morton’s of Chicago, Office Depot	20.0%	(1)(3)	65,222	260,886	0	326,108	21.20
The Shoppes at South Semoran	Orlando, FL	Dollar Tree	100.0%		101,486	0	0	101,486	15.17
Westland Terrace Plaza	Orlando, FL	Super Target + (O.B.O.), T.J. Maxx, Petco, Shoe Carnival	100.0%		77,521	0	183,000	260,521	12.13
Alafaya Square	Orlando, FL	Publix +	20.0%	(1)(3)	35,297	141,189	0	176,486	12.30
University Palms	Orlando, FL	Publix +	30.0%	(1)	29,752	69,420	5,955	105,127	13.06
Marketplace at Seminole Towne Center	Orlando, FL	Super Target + (O.B.O.), Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco	100.0%		310,049	0	181,913	491,962	14.21
Winter Park Corners	Orlando, FL	Whole Foods Market +	100.0%		102,382	0	0	102,382	19.20
Indian Harbour Place	Palm Bay-Melbourne et al, FL	Publix +, Beall’s	25.0%	(1)(3)	40,880	122,641	0	163,521	11.50
Lake Washington Crossing	Palm Bay-Melbourne et al, FL	Publix +, Famous Labels	25.0%	(1)(3)	29,707	89,121	0	118,828	10.17
Lake Washington Square	Palm Bay-Melbourne et al, FL	Tuesday Morning	100.0%		111,811	0	0	111,811	11.84
Pineapple Commons	Port St. Lucie-Fort Pierce, FL	City Furniture, Ross Dress for Less, Best Buy, PetSmart, Marshalls, CVS (O.B.O)	20.0%	(1)(3)	50,823	203,291	14,354	268,468	13.98
Quesada Commons	Punta Gorda, FL	Publix +	25.0%	(1)(3)	14,722	44,168	0	58,890	13.62
Shoppes of Port Charlotte	Punta Gorda, FL	Chick-Fil-A	25.0%	(1)(3)(4)	980	2,941	0	3,921	N/A
Shoppes of Port Charlotte	Punta Gorda, FL	Petco	25.0%	(1)(3)	10,253	30,758	0	41,011	20.59
Venice Pines	Sarasota-Bradenton-Venice, FL	Sweet Bay +	100.0%		97,303	0	0	97,303	10.46
Countryside Centre	Tampa-St. Petersburg et al, FL	T.J. Maxx, Home Goods, Dick’s Sporting Goods, Ross Dress for Less	100.0%		247,163	0	0	247,163	13.59
Sunset 19	Tampa-St. Petersburg et al, FL	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	100.0%		275,910	0	0	275,910	11.80
Largo Mall	Tampa-St. Petersburg et al, FL	Albertsons + (O.B.O.), Beall’s, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, Target (O.B.O.)	100.0%		377,616	0	197,631	575,247	14.82
East Lake Woodlands	Tampa-St. Petersburg et al, FL	Sweetbay +, Walgreens	20.0%	(1)(3)	28,123	112,494	0	140,617	14.13
Palms of Carrollwood	Tampa-St. Petersburg et al, FL	The Fresh Market +, Bed Bath & Beyond	100.0%		167,887	0	0	167,887	13.38
Florida Total:	# of Properties: 48				4,765,197	3,260,852	1,526,687	9,552,734

Georgia

Lakeside Marketplace	Atlanta-Sandy Springs et al, GA	Super Target + (O.B.O.), Ross Dress for Less, Petco	100.0%		136,848	0	195,196	332,044	16.19
Mansell Crossing	Atlanta-Sandy Springs et al, GA	buybuy BABY, Ross Dress for Less, Rooms to Go	20.0%	(1)(3)	20,586	82,345	0	102,931	12.46
Camp Creek Marketplace II	Atlanta-Sandy Springs et al, GA	DSW, LA Fitness, Shopper’s World, American Signature	100.0%		196,283	0	31,720	228,003	14.08
Cherokee Plaza	Atlanta-Sandy Springs et al, GA	Kroger +	30.0%	(1)	29,925	69,824	0	99,749	21.28

Weingarten Realty Investors

Property Listing

As of December 31, 2011

						Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes		WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)

Perimeter Village	Atlanta-Sandy Springs et al, GA	Wal-Mart Supercenter +, Cost Plus World Market, DSW, Hobby Lobby	100.0%			387,755	0	0	387,755	17.89
Publix at Princeton Lakes	Atlanta-Sandy Springs et al, GA	Publix +	20.0%	(1	)(3)	13,681	54,726	3,800	72,207	14.85
Brookwood Square	Atlanta-Sandy Springs et al, GA	Marshalls, Furniture Palace	100.0%			234,501	0	0	234,501	10.49
Dallas Commons	Atlanta-Sandy Springs et al, GA	Kroger + (O.B.O.)	100.0%			25,158	0	70,104	95,262	22.29
Reynolds Crossing	Atlanta-Sandy Springs et al, GA	Kroger + (O.B.O.)	100.0%			45,758	0	70,225	115,983	24.62
Grayson Commons	Atlanta-Sandy Springs et al, GA	Kroger +	100.0%			76,611	0	0	76,611	14.28
Sandy Plains Exchange	Atlanta-Sandy Springs et al, GA	Publix +	30.0%	(1)		21,835	50,949	0	72,784	13.19
Brownsville Commons	Atlanta-Sandy Springs et al, GA	Kroger + (O.B.O.)	100.0%			27,747	0	54,139	81,886	21.69
Roswell Corners	Atlanta-Sandy Springs et al, GA	Super Target + (O.B.O.), Staples, T.J. Maxx,	100.0%			144,834	0	173,535	318,369	16.27
Brookwood Marketplace	Atlanta-Sandy Springs et al, GA	Super Target + (O.B.O.), Home Depot, Bed Bath & Beyond, Office Max	100.0%			199,594	0	197,701	397,295	18.26
Thompson Bridge Commons	Gainesville, GA	Kroger +	30.0%	(1)		28,676	66,911	0	95,587	15.82
Georgia Total:	# of Properties: 15					1,589,792	324,755	796,420	2,710,967

Illinois

Burbank Station	Chicago et al, IL-IN-WI	Food For Less +, Babies “R” Us, AJ Wright, Office Max, The Sports Authority, PetSmart	100.0%			303,566	0	0	303,566	12.32
Illinois Total:	# of Properties: 1					303,566	0	0	303,566

Kansas

Kohl’s	Topeka, KS	Barnes & Noble, Kohl’s	100.0%			115,716	0	0	115,716	10.00
Kansas Total:	# of Properties: 1					115,716	0	0	115,716

Kentucky

Millpond Center	Lexington-Fayette, KY	Kroger +	100.0%			124,567	0	27,000	151,567	10.08
Regency Shopping Centre	Lexington-Fayette, KY	Kroger + (O.B.O.), T.J. Maxx, Michaels	100.0%			142,972	0	46,044	189,016	14.13
Tates Creek	Lexington-Fayette, KY	Kroger +, Rite Aid	100.0%			174,290	0	5,160	179,450	15.16
Festival at Jefferson Court	Louisville, KY-IN	Kroger +, PetSmart (O.B.O.), Staples, Factory Card Outlet	100.0%			168,986	0	49,410	218,396	12.10
Kentucky Total:	# of Properties: 4					610,815	0	127,614	738,429

Louisiana

Town & Country Plaza	Hammond, LA	Winn Dixie +, Office Depot, CVS/pharmacy, Ross Dress for Less	100.0%			224,827	0	0	224,827	8.48
River Marketplace	Lafayette, LA	Super Target + (O.B.O.), Ross Dress for Less, Stage, Cost Plus, Books-A-Million	7.8%	(1	)(3)	13,139	155,096	174,700	342,935	17.32
Westwood Village	Lafayette, LA	Rouses Supermarket +, Stage	100.0%			138,034	0	0	138,034	9.63
14/Park Plaza	Lake Charles, LA	Conn’s, Anna’s Linens, Family Dollar, Citi Trends	100.0%			172,068	0	0	172,068	7.89
K-Mart Plaza	Lake Charles, LA	Albertsons +, Kmart, Dollar Tree	50.0%	(1	)(3)	107,974	107,974	16,442	232,390	8.29
Prien Lake Plaza	Lake Charles, LA	Target (O.B.O.), Marshalls (O.B.O.), Ross Dress for Less (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.0%			8,243	0	205,375	213,618	22.25
Southgate	Lake Charles, LA	Market Basket +, Office Depot, Books-A-Million	100.0%			158,587	0	0	158,587	9.52
Danville Plaza	Monroe, LA	County Market +, Citi Trends, Surplus Warehouse	100.0%			141,218	0	0	141,218	5.59
Manhattan Place	New Orleans-Metairie-Kenner, LA	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion	100.0%			137,315	0	139,300	276,615	14.94
Orleans Station	New Orleans-Metairie-Kenner, LA	Car Care Center	100.0%	(4)		3,000	0	0	3,000	N/A
University Place	Shreveport-Bossier City, LA	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond	100.0%			5,100	0	0	5,100	23.44
University Place	Shreveport-Bossier City, LA	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond	20.4%	(1	)(3)	41,137	160,517	174,500	376,154	23.29
Louisiana Total:	# of Properties: 11					1,150,642	423,587	710,317	2,284,546

Maine

The Promenade	Lewiston-Auburn, ME	Staples, Family Dollar	75.0%	(1)		128,348	42,783	10,807	181,938	5.30
Maine Total:	# of Properties: 1					128,348	42,783	10,807	181,938

Weingarten Realty Investors

Property Listing

As of December 31, 2011

						Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes		WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)

Missouri

Ballwin Plaza	St. Louis, MO-IL	Schnucks +, Michaels, Club Fitness	100.0%			200,915	0	0	200,915	9.11
Western Plaza	St. Louis, MO-IL	Value Village	50.0%	(1	)(3)	28,367	28,367	0	56,734	7.44
Missouri Total:	# of Properties: 2					229,282	28,367	0	257,649

Nevada

Eastern Horizon	Las Vegas-Paradise, NV	Trader Joe’s +, Kmart + (O.B.O.)	100.0%			65,848	0	143,879	209,727	20.29
Best in the West	Las Vegas-Paradise, NV	Old Navy, Best Buy, Office Depot, Bed Bath & Beyond, Babies “R” Us, DSW Shoes, PetSmart, Jo-Ann Stores, Sports Authority, Ulta	100.0%			428,067	0	0	428,067	16.19
Charleston Commons	Las Vegas-Paradise, NV	Wal-Mart +, Ross, Office Max, 99 Cents Only, PetSmart	100.0%			332,539	0	29,975	362,514	16.18
College Park S.C.	Las Vegas-Paradise, NV	El Super +, Sav-On Drugs, Anna’s Linens, Factory 2 U	100.0%			167,654	0	27,713	195,367	11.23
Francisco Centre	Las Vegas-Paradise, NV	La Bonita Grocery +, Ross Dress for Less (O.B.O.), Fallas Paredes,	100.0%			116,973	0	31,842	148,815	12.25
Mission Center	Las Vegas-Paradise, NV	Sav-On Drug-CVS (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	100.0%			152,151	0	60,018	212,169	11.97
Paradise Marketplace	Las Vegas-Paradise, NV	Smith’s Food + (O.B.O.), Dollar Tree	100.0%			77,597	0	70,495	148,092	16.78
Rainbow Plaza	Las Vegas-Paradise, NV	Albertsons +, JC Penney, Home Depot, 24 Hour Fitness	100.0%			273,916	0	0	273,916	14.63
Rainbow Plaza, Phase I	Las Vegas-Paradise, NV	Albertsons +, JC Penney, Home Depot, 24 Hour Fitness	100.0%			136,369	0	0	136,369	14.34
Rancho Towne & Country	Las Vegas-Paradise, NV	Smith’s Food +	100.0%			84,743	0	53,100	137,843	11.68
Tropicana Beltway	Las Vegas-Paradise, NV	Wal-Mart Supercenter + (O.B.O.), Lowe’s (O.B.O.), Ross Dress for Less, Petsmart, Office Depot, Sports Authority	100.0%			246,483	0	371,338	617,821	17.79
Tropicana Marketplace	Las Vegas-Paradise, NV	Smith’s Food + (O.B.O.), Family Dollar	100.0%			69,475	0	73,168	142,643	17.72
Westland Fair North	Las Vegas-Paradise, NV	Wal-Mart Supercenter + (O.B.O.), Lowe’s (O.B.O.), PetSmart, Office Depot, Michaels, Anna’s Linens	100.0%			214,127	0	388,777	602,904	16.98
Nevada Total:	# of Properties: 12					2,365,942	0	1,250,305	3,616,247

New Mexico

Eastdale	Albuquerque, NM	Albertsons +, Family Dollar	100.0%			119,091	0	0	119,091	7.49
North Towne Plaza	Albuquerque, NM	Whole Foods Market +	100.0%			109,066	0	29,440	138,506	18.34
Pavillions at San Mateo	Albuquerque, NM	Old Navy, Shoe Department, Skechers, Dollar Tree	100.0%			151,160	0	57,531	208,691	20.43
Wyoming Mall	Albuquerque, NM	Wal-Mart Supercenter + (O.B.O.), Dollar Tree	100.0%			51,713	0	219,186	270,899	15.57
New Mexico Total:	# of Properties: 4					431,030	0	306,157	737,187

North Carolina

Galleria	Charlotte-Gastonia et al, NC-SC	Off Broadway Shoes, Wal-Mart (O.B.O.)	100.0%			120,674	0	207,602	328,276	16.43
Johnston Road Plaza	Charlotte-Gastonia et al, NC-SC	Food Lion +	100.0%			79,508	0	0	79,508	15.16
Steele Creek Crossing	Charlotte-Gastonia et al, NC-SC	BI-LO +, Rite Aid	100.0%			77,301	0	0	77,301	16.63
Whitehall Commons	Charlotte-Gastonia et al, NC-SC	Wal-Mart Supercenter + (O.B.O.), BI-LO + (O.B.O.), Lowes (O.B.O.)	100.0%			41,941	0	402,620	444,561	23.36
Chatham Crossing	Durham, NC	Lowes Food +, CVS/pharmacy	25.0%	(1	)(3)	24,039	72,116	0	96,155	13.37
Cole Park Plaza	Durham, NC	Dollar General	25.0%	(1	)(3)	20,564	61,694	0	82,258	9.30
Bull City Market	Durham, NC	Whole Foods Market +	100.0%			40,875	0	0	40,875	18.02
Hope Valley Commons	Durham, NC	Harris Teeter +	100.0%			81,471	0	0	81,471	22.81
Mineral Springs Village	Durham, NC	Carlie C’s IGA +, Rite Aid	100.0%			59,859	0	0	59,859
Ravenstone Commons	Durham, NC	Food Lion +	100.0%			60,424	0	0	60,424	14.84
Capital Square	Raleigh-Cary, NC	Food Lion +	100.0%			143,063	0	0	143,063	7.20
Harrison Pointe	Raleigh-Cary, NC	Harris Teeter +, Staples	100.0%			130,934	0	0	130,934	17.03
High House Crossing	Raleigh-Cary, NC	Harris Teeter +	100.0%			90,155	0	0	90,155	14.19
Northwoods Market	Raleigh-Cary, NC	Food Lion +	100.0%			77,802	0	0	77,802	12.20
Parkway Pointe	Raleigh-Cary, NC	Food Lion +, Rite Aid	100.0%			80,061	0	0	80,061	10.85
Avent Ferry	Raleigh-Cary, NC	Food Lion +, Family Dollar	100.0%			111,622	0	0	111,622	16.81
Falls Pointe	Raleigh-Cary, NC	Harris Teeter +, Kohl’s (O.B.O.)	100.0%			106,981	0	86,350	193,331	17.86
Leesville Town Centre	Raleigh-Cary, NC	Harris Teeter +, Rite Aid	100.0%			114,396	0	0	114,396	20.93

Weingarten Realty Investors

Property Listing

As of December 31, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)

Six Forks Station	Raleigh-Cary, NC	Food Lion +,Kmart, Home Depot, Bed Bath & Beyond	100.0%		466,585	0	0	466,585	10.44
Stonehenge Market	Raleigh-Cary, NC	Harris Teeter +, SteinMart, Rite Aid	100.0%		188,521	0	0	188,521	12.26
Heritage Station	Raleigh-Cary, NC	Harris Teeter +	30.0%	(1)	20,592	48,049	4,028	72,669	19.04
Pinecrest Plaza	Southern Pines-Pinehurst, NC	Food Lion +, Michaels, Belk’s, Burke’s Outlet Stores Inc.	100.0%		252,038	0	0	252,038	10.99
Waterford Village	Wilmington, NC	Harris Teeter +	100.0%		83,512	0	0	83,512	19.59
North Carolina Total:	# of Properties: 23				2,472,918	181,859	700,600	3,355,377

Oklahoma

Market Boulevard	Oklahoma City, OK	Rent 1st	100.0%		35,765	0	0	35,765	12.09
Town and Country	Oklahoma City, OK	Office Depot, Big Lots, Westlake Hardware, Aaron Rents	100.0%		128,231	0	0	128,231	6.41
Oklahoma Total:	# of Properties: 2				163,996	0	0	163,996

Oregon

Clackamas Square	Portland-Vancouver et al, OR-WA	Winco Foods + (O.B.O.), T.J. Maxx	20.0%	(1)(3)	14,828	59,311	62,600	136,739	17.43
Oak Grove Market Center	Portland-Vancouver et al, OR-WA	Safeway +	100.0%		97,177	0	0	97,177	12.78
Raleigh Hills Plaza	Portland-Vancouver et al, OR-WA	New Seasons Market +, Walgreens	20.0%	(1)(3)	7,904	31,616	0	39,520	24.40
Oregon Total:	# of Properties: 3				119,909	90,927	62,600	273,436

South Carolina

Fresh Market Shoppes	Hilton Head Island-Beaufort, SC	The Fresh Market +	25.0%	(1)(3)	21,530	64,590	0	86,120	14.85
South Carolina Total:	# of Properties: 1				21,530	64,590	0	86,120

Tennessee

Bartlett Towne Center	Memphis, TN-MS-AR	Kroger +, Petco, Dollar Tree, Shoe Carnival	100.0%		192,624	0	0	192,624	10.89
Commons at Dexter Lake	Memphis, TN-MS-AR	Kroger +, SteinMart, Marshalls	30.0%	(1)	50,087	116,871	11,600	178,558	9.09
Commons at Dexter Lake Phase II	Memphis, TN-MS-AR	Kroger +, SteinMart, Marshalls	30.0%	(1)	18,551	43,287	5,000	66,838	13.05
Highland Square	Memphis, TN-MS-AR	Walgreens	100.0%	(4)	14,490	0	0	14,490	N/A
Mendenhall Commons	Memphis, TN-MS-AR	Kroger +	30.0%	(1)	26,432	61,676	0	88,108	11.46
Summer Center	Memphis, TN-MS-AR	Kroger +, Ross Dress for Less	100.0%		139,021	0	0	139,021	9.68
Tennessee Total:	# of Properties: 5				441,205	221,834	16,600	679,639

Texas

Bell Plaza	Amarillo, TX	United Supermarket +, Dollar Tree	15.0%	(1)	19,595	111,036	0	130,631	10.59
Calder	Beaumont-Port Arthur, TX	Harmony Science Academy	100.0%	(4)	34,641	0	0	34,641	N/A
North Park Plaza	Beaumont-Port Arthur, TX	Target (O.B.O.), Toys “R” Us (O.B.O.)	50.0%	(1)(3)	70,036	70,036	162,534	302,606	13.92
Phelan	Beaumont-Port Arthur, TX	Kroger + (O.B.O.)	100.0%		12,000	0	0	12,000	17.22
Phelan West	Beaumont-Port Arthur, TX	Kroger + (O.B.O.)	66.7%	(1)(3)	15,552	7,779	58,890	82,221	12.37
Crossroads	Beaumont-Port Arthur, TX	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	100.0%		115,692	0	0	115,692	4.64
Lone Star Pavilions	College Station-Bryan, TX	Best Buy, Office Depot, Barnes & Noble	100.0%		106,907	0	0	106,907	10.83
Moore Plaza	Corpus Christi, TX	H. E. B. + (O.B.O.), Office Depot, Marshalls, Target (O.B.O.), Old Navy, Hobby Lobby, Steinmart	100.0%		371,650	0	227,972	599,622	13.47
Gateway Station	Dallas-Fort Worth-Arlington, TX	Conn’s	70.0%	(1)	47,950	20,550	0	68,500	10.00
Horne Street Market	Dallas-Fort Worth-Arlington, TX	24 Hour Fitness	100.0%	(4)	42,267	0	0	42,267	N/A
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX	Sprouts Farmers Market +, Sports Authority, PetsMart, T.J. Maxx, Home Depot (O.B.O.), Goody Goody Wines, Anna’s Linens, buybuy BABY	100.0%		355,259	0	110,000	465,259	13.69
Independence Plaza	Dallas-Fort Worth-Arlington, TX	Babies “R” Us, Family Dollar, Harbor Freight, Surplus Warehouse	100.0%		170,363	0	0	170,363	11.31
Custer Park	Dallas-Fort Worth-Arlington, TX	Kroger + (O.B.O.)	100.0%		114,489	0	65,084	179,573	14.77
Pitman Corners	Dallas-Fort Worth-Arlington, TX	Albertsons +, Tuesday Morning	100.0%		192,283	0	0	192,283	9.24
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX	Babies “R” Us, Stein Mart, Nordstrom, Marshalls, Office Depot, Old Navy, PETCO	20.0%	(1)(3)	72,667	290,670	0	363,337	16.43
Lake Pointe Market Center	Dallas-Fort Worth-Arlington, TX	Tom Thumb + (O.B.O.), Walgreens (O.B.O.)	100.0%		40,513	0	81,176	121,689	21.34
Boswell Towne Center	Dallas-Fort Worth-Arlington, TX	Albertsons + (O.B.O)	100.0%		26,088	0	61,920	88,008	21.41

Weingarten Realty Investors

Property Listing

As of December 31, 2011

Center	CBSA	Anchors	WRI Owned %	Gross Leasable Area
				Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)

Montgomery Plaza	Houston-Baytown-Sugar Land, TX	Academy, Conn’s, 99 Cents Only, Petco, Anna’s Linens, Spec’s	100.0%		300,772	0	22,215	322,987	8.95
Broadway	Houston-Baytown-Sugar Land, TX	Big Lots, Family Dollar	15.0%	(1)	11,191	63,413	0	74,604	6.97
Galveston Place	Houston-Baytown-Sugar Land, TX	Randall’s +, Office Depot, Palais Royal, Spec’s Liquor	100.0%		210,187	0	0	210,187	10.45
10/Federal	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Palais Royal, Citi Trends	15.0%	(1)	19,871	112,601	0	132,472	8.19
Alabama-Shepherd	Houston-Baytown-Sugar Land, TX	PetSmart	100.0%		56,969	0	0	56,969	21.17
Bayshore Plaza	Houston-Baytown-Sugar Land, TX	Fitness Connections (O.B.O.)	100.0%		36,039	0	86,000	122,039	15.72
Bellaire Boulevard	Houston-Baytown-Sugar Land, TX	Randall’s +	30.0%	(1)	10,524	24,557	6,192	41,273	25.50
Braeswood Square	Houston-Baytown-Sugar Land, TX	Belden’s +, Walgreens	100.0%		104,686	0	0	104,686	12.12
Centre at Post Oak	Houston-Baytown-Sugar Land, TX	Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack	100.0%		184,601	0	0	184,601	29.22
Champions Village	Houston-Baytown-Sugar Land, TX	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	30.0%	(1)	115,374	269,207	0	384,581	13.06
Cullen Center	Houston-Baytown-Sugar Land, TX	Beauty Supply	100.0%		7,316	0	0	7,316	19.27
Cullen Plaza	Houston-Baytown-Sugar Land, TX	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.0%	(1)	12,678	71,839	0	84,517	9.64
Cypress Pointe	Houston-Baytown-Sugar Land, TX	Kroger +, Office Depot, Babies “R” Us	100.0%		186,399	0	96,660	283,059	9.44
Eastpark	Houston-Baytown-Sugar Land, TX	Jack in the Box, CVS/pharmacy (O.B.O.), US Postal Service (O.B.O.)	100.0%	(4)	1,576	0	0	1,576	N/A
Edgebrook	Houston-Baytown-Sugar Land, TX	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.0%	(1)	11,769	66,691	0	78,460	10.15
Fiesta Village	Houston-Baytown-Sugar Land, TX	Fiesta +	15.0%	(1)	4,537	25,712	0	30,249	8.81
Fondren/West Airport	Houston-Baytown-Sugar Land, TX	El Ahorro +	100.0%		37,717	0	0	37,717	10.85
Glenbrook Square	Houston-Baytown-Sugar Land, TX	Kroger +	15.0%	(1)	11,684	66,206	0	77,890	9.39
Griggs Road	Houston-Baytown-Sugar Land, TX	Family Dollar, Citi Trends	15.0%	(1)	12,017	68,099	0	80,116	8.34
Harrisburg Plaza	Houston-Baytown-Sugar Land, TX	Fallas Paredes	15.0%	(1)	14,016	79,422	0	93,438	16.95
Heights Plaza	Houston-Baytown-Sugar Land, TX	Kroger +	100.0%		71,777	0	0	71,777	7.84
Humblewood Shopping Plaza	Houston-Baytown-Sugar Land, TX	Kroger +, Conn’s, Walgreens, Michaels (O.B.O.), DSW (O.B.O.)	100.0%		176,673	0	99,000	275,673	13.84
I-45/Telephone Rd. Center	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, FAMSA, Dollar Tree, Fallas Paredes	15.0%	(1)	25,768	146,021	0	171,789	9.95
Jacinto City	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Family Dollar	50.0%	(1)	24,569	24,569	0	49,138	7.10
Kirby Strip Center	Houston-Baytown-Sugar Land, TX	Freebirds Burrito	100.0%		10,000	0	0	10,000	24.79
Lawndale	Houston-Baytown-Sugar Land, TX	LaMichoacana Meat Market +, Family Dollar, 99 Cents Only	15.0%	(1)	7,819	44,308	0	52,127	9.52
Little York Plaza	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Fallas Paredes	15.0%	(1)	17,082	96,796	0	113,878	7.94
Lyons Avenue	Houston-Baytown-Sugar Land, TX	Fiesta +, Fallas Paredes	15.0%	(1)	10,144	57,485	0	67,629	7.69
Market at Westchase	Houston-Baytown-Sugar Land, TX	Whole Foods Market +	100.0%		84,081	0	0	84,081	17.52
North Main Square	Houston-Baytown-Sugar Land, TX	O’Reilly Auto Parts	100.0%		18,515	0	0	18,515	8.58
North Oaks	Houston-Baytown-Sugar Land, TX	T.J. Maxx, Staples, Ross Dress for Less, Big Lots, Half Price Books, Anna’s Linens, Hobby Lobby	15.0%	(1)	60,778	344,408	0	405,186	10.52
North Triangle	Houston-Baytown-Sugar Land, TX	CiCi’s Pizza	100.0%		16,060	0	0	16,060	20.67
Northbrook Center	Houston-Baytown-Sugar Land, TX	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	100.0%		173,288	0	0	173,288	13.38
Northwest Crossing	Houston-Baytown-Sugar Land, TX	Target (O.B.O.), Marshalls, Best Buy, Dollar Tree, Big Lots	75.0%	(1)(3)	134,692	44,897	120,721	300,310	13.98
Oak Forest	Houston-Baytown-Sugar Land, TX	Kroger +, Ross Dress for Less, Dollar Tree	100.0%		151,324	0	0	151,324	12.23
Orchard Green	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Family Dollar	100.0%		74,983	0	0	74,983	10.84
Randall’s/Cypress Station	Houston-Baytown-Sugar Land, TX	ATI Career Training Center	100.0%		136,891	0	0	136,891	12.50
Randall’s/Kings Crossing	Houston-Baytown-Sugar Land, TX	Randall’s +, CVS/pharmacy	30.0%	(1)	37,919	88,478	0	126,397	15.28
Randall’s/Norchester	Houston-Baytown-Sugar Land, TX	Playa Azul Seafood & Oyster Bar	100.0%		105,076	0	0	105,076	14.07
Richmond Square	Houston-Baytown-Sugar Land, TX	Best Buy (O.B.O.), Cost Plus	100.0%		35,623	0	58,247	93,870	20.77
River Oaks East	Houston-Baytown-Sugar Land, TX	Kroger +	100.0%		71,265	0	0	71,265	27.74
River Oaks West	Houston-Baytown-Sugar Land, TX	Barnes & Noble, Talbots, Ann Taylor, Gap, JoS. A. Bank	100.0%		248,816	0	0	248,816	27.74
Sheldon Forest North	Houston-Baytown-Sugar Land, TX	Family Dollar	100.0%		22,040	0	0	22,040	8.62
Sheldon Forest South	Houston-Baytown-Sugar Land, TX	Gerland’s +, Burke’s Outlet	50.0%	(1)	37,670	37,670	0	75,340	8.62
Shops at Three Corners	Houston-Baytown-Sugar Land, TX	Fiesta +, Ross Dress for Less, Petsmart, Office Depot, Big Lots	70.0%	(1)	173,060	74,169	25,121	272,350	12.75
Southgate	Houston-Baytown-Sugar Land, TX	Food-A-Rama +, CVS/pharmacy, Family Dollar, Palais Royal	15.0%	(1)	18,789	106,471	0	125,260	9.74
Spring Plaza	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Family Dollar	15.0%	(1)	8,875	50,291	0	59,166	8.20
Stella Link	Houston-Baytown-Sugar Land, TX	Sellers Bros.+, Burke’s Outlet, Spec’s Liquor Warehouse	100.0%		70,087	0	0	70,087	8.87
Studemont	Houston-Baytown-Sugar Land, TX	Fiesta +	100.0%	(4)	28,466	0	0	28,466	N/A

Weingarten Realty Investors

Property Listing

As of December 31, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)

Ten Blalock Square	Houston-Baytown-Sugar Land, TX	99 Ranch Market +	100.0%		97,277	0	0	97,277	14.83
Village Arcade	Houston-Baytown-Sugar Land, TX	Gap, Baby Gap, Chicos	100.0%		57,203	0	0	57,203	36.44
Village Arcade-Phase II	Houston-Baytown-Sugar Land, TX	Talbots	100.0%		28,371	0	0	28,371	36.44
Village Arcade-Phase III	Houston-Baytown-Sugar Land, TX	Banana Republic, Express, Ann Taylor	100.0%		107,134	0	0	107,134	36.44
Village Plaza at Bunker Hill	Houston-Baytown-Sugar Land, TX	H. E. B. +, Petsmart, Babies “R” Us	57.8%	(1)(3)	283,399	207,335	4,470	495,204	12.59
Westchase Center	Houston-Baytown-Sugar Land, TX	Randall’s+ ,Ross Dress for Less, Golfsmith, Palais Royal, Petco, Target (O.B.O.)	100.0%		231,477	0	99,550	331,027	12.27
Westhill Village	Houston-Baytown-Sugar Land, TX	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	100.0%		130,041	0	0	130,041	14.59
Cedar Bayou	Houston-Baytown-Sugar Land, TX	La Marque Fire Dept. (O.B.O.)	100.0%		14,873	0	30,688	45,561
League City Plaza	Houston-Baytown-Sugar Land, TX	Kroger +	15.0%	(1)	19,048	107,942	0	126,990	11.83
Rose-Rich	Houston-Baytown-Sugar Land, TX	Family Dollar, Palais Royal	100.0%		100,096	0	0	100,096	9.28
Market at Town Center	Houston-Baytown-Sugar Land, TX	Old Navy, Home Goods, Marshalls, Ross Dress for Less	100.0%		388,255	0	0	388,255	18.64
Palmer Plaza	Houston-Baytown-Sugar Land, TX	Dollar Tree	100.0%		96,526	0	99,980	196,506	9.37
Killeen Marketplace	Killeen-Temple-Fort Hood, TX	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	100.0%		115,203	0	135,934	251,137	12.42
North Creek Plaza	Laredo, TX	H. E. B. + (O.B.O.), Target (O.B.O.), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond	100.0%		239,897	0	241,867	481,764	14.92
Plantation Centre	Laredo, TX	H. E. B. +	100.0%		135,468	0	7,642	143,110	13.39
Central Plaza	Lubbock, TX	Bed Bath & Beyond, Old Navy, Staples	100.0%		151,677	0	0	151,677	12.82
Angelina Village	Lufkin, TX	Kmart, Conn’s	100.0%		248,199	0	0	248,199	9.03
Las Tiendas Plaza	McAllen-Edinburg-Pharr, TX	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot	50.0%	(1)(3)	143,968	143,968	212,132	500,067	10.33
Market at Nolana	McAllen-Edinburg-Pharr, TX	Wal-Mart (O.B.O.)	50.0%	(1)(3)	20,315	20,315	203,191	243,821	23.51
Northcross	McAllen-Edinburg-Pharr, TX	Barnes & Noble	50.0%	(1)(3)	37,758	37,758	0	75,517	15.82
Old Navy Building	McAllen-Edinburg-Pharr, TX	Old Navy	50.0%	(1)(3)(4)	7,500	7,500	0	15,000	N/A
South 10th St. HEB	McAllen-Edinburg-Pharr, TX	H. E. B. +	50.0%	(1)(3)	51,851	51,851	0	103,702	11.43
Market at Sharyland Place	McAllen-Edinburg-Pharr, TX	Wal-Mart (O.B.O.), Kohl’s, Dollar Tree	50.0%	(1)(3)	56,456	56,456	188,262	301,174	20.79
Sharyland Towne Crossing	McAllen-Edinburg-Pharr, TX	H.E.B. +, Target (O.B.O.), T.J. Maxx, Petco, Office Depot, Ross Dress for Less	50.0%	(1)(3)	176,520	176,520	131,909	484,949	14.09
Starr Plaza	Rio Grande City, TX	H. E. B. +, Beall’s, Dollar General	50.0%	(1)(3)	88,346	88,346	0	176,693	11.38
Fiesta Trails	San Antonio, TX	H. E. B. + (O.B.O.), Target (O.B.O.), Act III Theatres, Marshalls, Office Max, SteinMart, Petco, Anna’s Linens	100.0%		306,370	0	176,000	482,370	14.92
Oak Park Village	San Antonio, TX	H. E. B. +	30.0%	(1)	19,286	45,001	0	64,287	9.47
Parliament Square	San Antonio, TX	Family Dollar, Anytime Fitness, Bernina New Home Sewing Center	100.0%		64,950	0	0	64,950	11.76
Parliament Square II	San Antonio, TX	Incredible Pizza	100.0%	(4)	54,541	0	0	54,541	N/A
Thousand Oaks	San Antonio, TX	H. E. B. +, Beall’s, Tuesday Morning	15.0%	(1)	24,432	138,450	0	162,882	10.46
Valley View	San Antonio, TX	Marshalls, Dollar Tree, Blockbuster	100.0%		91,544	0	0	91,544	10.55
Broadway	Tyler, TX	SteinMart	100.0%		60,400	0	0	60,400	8.12
Texas Total:	# of Properties: 94				8,858,386	3,544,823	2,813,357	15,216,567

Utah

Alpine Valley Center	Provo-Orem, UT	Super Target + (O.B.O.), Old Navy, Justice, Dollar Tree, Office Depot	33.3%	(1)(3)	30,382	60,772	133,500	224,654	16.08
Taylorsville Town Center	Salt Lake City, UT	The Fresh Market + (O.B.O.), Rite Aid	100.0%		94,157	0	40,057	134,214	15.77
West Jordan Town Center	Salt Lake City, UT	Target (O.B.O.), Petco, Office Depot	100.0%		182,099	0	122,800	304,899	12.02
Utah Total:	# of Properties: 3				306,638	60,772	296,357	663,767

Washington

Mukilteo Speedway Center	Seattle-Tacoma-Bellevue, WA	Dollar Tree	20.0%	(1)(3)	18,055	72,218	0	90,273	15.86
Meridian Town Center	Seattle-Tacoma-Bellevue, WA	Safeway + (O.B.O.), Jo-Ann Fabric & Craft Store, Tuesday Morning	20.0%	(1)(3)	15,533	62,133	65,346	143,012	16.39
South Hill Center	Seattle-Tacoma-Bellevue, WA	Bed Bath & Beyond, Ross Dress for Less, Best Buy	20.0%	(1)(3)	26,802	107,208	0	134,010	16.43
Promenade 23	Seattle-Tacoma-Bellevue, WA	Red Apple Grocers +, Walgreens	100.0%		96,660	0	0	96,660	14.40
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA	Safeway +, Ross Dress for Less	20.0%	(1)(3)	21,485	85,938	0	107,423	18.72

Weingarten Realty Investors

Property Listing

As of December 31, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)

Washington Total:	# of Properties: 5				178,535	327,497	65,346	571,378

Industrial
Operating Properties

California

Siempre Viva Business Park	San Diego-Carlsbad et al, CA	US Joiner LLC (O.B.O), Royal Flavor LLC (O.B.O), Eaton Electric	20.0%	(1)(3)	120,880	483,522	202,328	806,730
California Total:	# of Properties: 1				120,880	483,522	202,328	806,730

Florida

Lakeland Industrial Center	Lakeland, FL	Rooms to Go, Publix, Star Distribution, Chep USA	100.0%		600,000	0	0	600,000
Lakeland Interstate Industrial Park I	Lakeland, FL	Mission Foods	100.0%		168,400	0	0	168,400
1801 Massaro	Tampa-St. Petersburg et al, FL	MiTek Industries, Inc.,	100.0%		159,000	0	0	159,000
Hopewell Industrial Center	Tampa-St. Petersburg et al, FL	Parts Depot, Inc., South Dade Automotive	100.0%		224,483	0	0	224,483
Tampa East Industrial Portfolio	Tampa-St. Petersburg et al, FL	General Electric, Florida Air Conditioning Distrib, HD Supply Plumbing, GE Polymershapes, Creative Recycling Systems	100.0%		512,923	0	0	512,923
Florida Total:	# of Properties: 5				1,664,806	0	0	1,664,806

Georgia

Atlanta Industrial Park	Atlanta-Sandy Springs et al, GA	Atlantic Chemical & Equip	100.0%		120,200	0	0	120,200
Riverview Distribution Center	Atlanta-Sandy Springs et al, GA	Chep USA	100.0%		265,200	0	165,000	430,200
Sears Logistics	Atlanta-Sandy Springs et al, GA	Sears Logistics Services	20.0%	(1)(3)	80,511	322,043	0	402,554
SouthPark 3075	Atlanta-Sandy Springs et al, GA	American Tire Distributors	100.0%		234,525	0	0	234,525
Southside Industrial Parkway	Atlanta-Sandy Springs et al, GA	Mission Produce	100.0%		72,000	0	0	72,000
Westlake 125	Atlanta-Sandy Springs et al, GA	Maxwell Chase Technologies, LLC, Nissei ASB Company, Berlin	100.0%		154,464	0	0	154,464
Kennesaw 75	Atlanta-Sandy Springs et al, GA	Trane, Builders Specialties, LLC	100.0%		178,467	0	0	178,467
6485 Crescent Drive	Atlanta-Sandy Springs et al, GA	Zurn Plumbing Service	20.0%	(1)(3)	72,092	288,368	0	360,460
Georgia Total:	# of Properties: 7				1,177,459	610,411	165,000	1,952,870

Tennessee

Crowfarn Drive Warehouse	Memphis, TN-MS-AR	C.M.I. Freight-Trans Inc., Sergeant’s Pet Care Products Inc.	20.0%	(1)(3)	31,770	127,079	0	158,849
Outland Business Center	Memphis, TN-MS-AR	Vistar Tennessee, Kuehne + Nagel, TricorBraun	20.0%	(1)(3)	82,088	328,350	0	410,438
Southpoint I & II	Memphis, TN-MS-AR	AF Services, Sunnywood Products, Inc., Wynit	100.0%		570,940	0	0	570,940
Tennessee Total:	# of Properties: 3				684,798	455,429	0	1,140,227

Texas

Braker 2 Business Center	Austin-Round Rock, TX	Home Team Pest Defense, MJC Electronics Corporation	100.0%		27,359	0	0	27,359
Corporate Center Park I and II	Austin-Round Rock, TX	Phoenix Lamar Corp, CenTex Independent Electrical, Schindler Elevator	100.0%		120,681	0	0	120,681
Oak Hills Industrial Park	Austin-Round Rock, TX	Terracon, Inc., Illumitex	100.0%		89,858	0	0	89,858
Rutland 10 Business Center	Austin-Round Rock, TX	Media Event Concepts, Inc., Stellar Micro Devices, LMS Fulfillment	100.0%		54,000	0	0	54,000
Southpark A,B,C	Austin-Round Rock, TX	Texas EZ Pawn	100.0%		78,276	0	0	78,276
Southpoint Service Center	Austin-Round Rock, TX	Green Building Energy Services	100.0%		58,297	0	0	58,297
Midpoint I-20 Distribution Center	Dallas-Fort Worth-Arlington, TX	Tred-It Tire & Wheel, Amercian Medical Response, Vic Thompson	100.0%		253,165	0	0	253,165
Randol Mill Place	Dallas-Fort Worth-Arlington, TX	Protech Electronics, Inc., Premier Products	100.0%		54,639	0	0	54,639
1625 Diplomat Drive	Dallas-Fort Worth-Arlington, TX	Rooftop Systems, Inc.	100.0%		106,140	0	0	106,140
Midway Business Center	Dallas-Fort Worth-Arlington, TX	Luxury of Leather, Jet Pay, LLC	100.0%		141,246	0	0	141,246
Manana Office Center	Dallas-Fort Worth-Arlington, TX	Dave & Busters, All-Tex Supply, Lewis-Goetz and Company	100.0%		222,916	0	0	222,916
Newkirk Service Center	Dallas-Fort Worth-Arlington, TX	Restaurant Technologies, Corporate Meeting Services	100.0%		105,892	0	0	105,892
Northeast Crossing Office/Service Center	Dallas-Fort Worth-Arlington, TX	ASCOA - Ambulatory Surgical Center, ABC Home Medical Supply	100.0%		78,700	0	0	78,700
Redbird Distribution Center	Dallas-Fort Worth-Arlington, TX	Consolidated Container Company	100.0%		110,839	0	0	110,839

Weingarten Realty Investors

Property Listing

As of December 31, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)

Regal Distribution Center	Dallas-Fort Worth-Arlington, TX	General Insulation Company, Parkland Health & Hosp System, BKM Total Office of Texas, L.P., Aero-Med, Ltd.	100.0%		202,559	0	0	202,559
Space Center Industrial Park	Dallas-Fort Worth-Arlington, TX	Facility Interiors, Inc., Wilson Office Interiors	100.0%		264,582	0	0	264,582
McGraw Hill Distribution Center	Dallas-Fort Worth-Arlington, TX	McGraw Hill Companies, Inc.	100.0%		417,938	0	0	417,938
Freeport Commerce Center	Dallas-Fort Worth-Arlington, TX	McGraw Hill Companies, Inc., TKS (U.S.A.), Inc.	100.0%		50,590	0	0	50,590
Central Plano Business Park	Dallas-Fort Worth-Arlington, TX	Underwriters Laboratories, Motion Dynamics	100.0%		137,785	0	0	137,785
Jupiter Business Park	Dallas-Fort Worth-Arlington, TX	Ericsson Radio Systems	100.0%		189,532	0	0	189,532
Jupiter Service Center	Dallas-Fort Worth-Arlington, TX	Interceramic Tile, Gemaire Distributors	100.0%		78,480	0	0	78,480
Sherman Plaza Business Park	Dallas-Fort Worth-Arlington, TX	Weingarten Realty Regional Office, Quadravox, Inc.	100.0%		101,140	0	0	101,140
610 and 11th St. Warehouse	Houston-Baytown-Sugar Land, TX	Prefco Corp.	100.0%		104,975	0	0	104,975
610 and 11th St. Warehouse	Houston-Baytown-Sugar Land, TX	Iron Mountain	20.0%	(1)(3)	48,728	194,914	0	243,642
610/288 Business Park	Houston-Baytown-Sugar Land, TX	Dupuy Storage	20.0%	(1)(3)	59,060	236,240	0	295,300
Beltway 8 Business Park	Houston-Baytown-Sugar Land, TX	Premier Home Technology	100.0%		157,498	0	0	157,498
Blankenship Building	Houston-Baytown-Sugar Land, TX	Star Displays	100.0%		59,718	0	0	59,718
Brookhollow Business Center	Houston-Baytown-Sugar Land, TX	YMCA of Greater Houston, Surgeon’s Management, Houston Digital Instruments	100.0%		133,970	0	0	133,970
Claywood Industrial Park	Houston-Baytown-Sugar Land, TX	Pioneer Distribution Center, Packaging Corporation of America	100.0%		376,193	0	200,850	577,043
Crosspoint Warehouse	Houston-Baytown-Sugar Land, TX	Foam Enterprises, LLC	100.0%		72,505	0	0	72,505
Houston Cold Storage Warehouse	Houston-Baytown-Sugar Land, TX	Houston Central Industries, Inc.	100.0%		128,752	0	0	128,752
Kempwood Industrial	Houston-Baytown-Sugar Land, TX	Pioneer Contract Services, Wyatt Field Service Company	20.0%	(1)(3)	43,898	175,591	0	219,489
Kempwood Industrial	Houston-Baytown-Sugar Land, TX	Pioneer Contract Services	100.0%		113,218	0	0	113,218
Lathrop Warehouse	Houston-Baytown-Sugar Land, TX	United D.C., Inc.	20.0%	(1)(3)	50,378	201,512	0	251,890
Navigation Business Park	Houston-Baytown-Sugar Land, TX	Genesis Worldwide Logistics	20.0%	(1)(3)	47,603	190,411	0	238,014
Northway Park II	Houston-Baytown-Sugar Land, TX	Jet Lube, Inc., Lamons Gasket, Custom Polymers	20.0%	(1)(3)	60,715	242,862	0	303,577
Railwood F	Houston-Baytown-Sugar Land, TX	Shell Oil Company	20.0%	(1)(3)	60,000	240,000	0	300,000
Railwood G	Houston-Baytown-Sugar Land, TX	Global Stainless Supply, Inc.	50.0%	(1)(3)	105,425	105,425	0	210,850
Railwood Industrial Park	Houston-Baytown-Sugar Land, TX	Distribution International SW, AJ Logistics.	100.0%		402,680	0	0	402,680
Railwood Industrial Park	Houston-Baytown-Sugar Land, TX	Val-Fit Inc., Georgia Gulf Chemicals & Vinyl	20.0%	(1)(3)	99,531	398,125	0	497,656
Southport Business Park 5	Houston-Baytown-Sugar Land, TX	Surface Preparation - Texas, LLC, Birch Plastics, Soltex Inc.	100.0%		160,029	0	0	160,029
Stonecrest Business Center	Houston-Baytown-Sugar Land, TX	Alpha Omega Caseworks	100.0%		111,036	0	0	111,036
Town & Country Commerce Center	Houston-Baytown-Sugar Land, TX	Arizona Tile, Seitel	100.0%		206,056	0	0	206,056
West 10 Business Center II	Houston-Baytown-Sugar Land, TX	Summers Group, Inc.	100.0%		82,658	0	0	82,658
West Loop Commerce Center	Houston-Baytown-Sugar Land, TX	Goodwill	100.0%		35,886	0	0	35,886
West-10 Business Center	Houston-Baytown-Sugar Land, TX	Network-Interstate Co., Rexel.	100.0%		99,883	0	0	99,883
Westgate Service Center	Houston-Baytown-Sugar Land, TX	Welltec, Inc., 3M Company, CAS Holdings, Inc.	100.0%		124,715	0	0	124,715
Freeport Business Center	Houston-Baytown-Sugar Land, TX	Yokagawa, Life-Tech, PSI Group	100.0%		251,645	0	0	251,645
Crosswinds Distribution Center	San Antonio, TX	American Tile Supply	100.0%		142,403	0	0	142,403
Interwest Business Park	San Antonio, TX	All-American Sports, Gell Service Company, Inc., Goodman Manufacturing Company, L.P.	100.0%		219,244	0	0	219,244
Isom Business Park	San Antonio, TX	Gate Gourmet, Wells Fargo Bank, Colour Solutions	100.0%		175,200	0	0	175,200
O’Connor Road Business Park	San Antonio, TX	Ingersoll Rand, TD Industries	100.0%		150,091	0	0	150,091
Texas Total:	# of Properties: 50				6,828,307	1,985,080	200,850	9,014,237

Virginia

Enterchange at Northlake A	Richmond, VA	FedEx, Owens & Minor	100.0%		215,077	0	0	215,077
Enterchange at Northlake C	Richmond, VA	Tech Turn, International Paper Company, Kane Distribution Services, Wholesale Millwork	20.0%	(1)(3)	58,623	234,492	217,147	510,262
Enterchange at Meadowville	Richmond, VA	United States Army	20.0%	(1)(3)	45,362	181,447	0	226,809
Enterchange at Walthall A & B	Richmond, VA	Mazda Motors of America, Inc., HCA Va Health System, Xymid LLC	20.0%	(1)(3)	121,336	485,343	0	606,679
Enterchange at Walthall C	Richmond, VA	Hill Phoenix, PSS World Medical	20.0%	(1)(3)	52,384	209,538	0	261,922
Enterchange at Walthall D	Richmond, VA	Saddle Creek, Recall Total Info Manager, Jim’s Formal Wear	100.0%		287,318	0	0	287,318

Weingarten Realty Investors

Property Listing

As of December 31, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)

Interport Business Center A	Richmond, VA	Wyeth-Ayerst Pharmaceuticals, Triple Play Services Inc., Anderson News, LLC,	20.0%	(1)(3)	88,204	352,814	0	441,018
Interport Business Center B	Richmond, VA	Mid South Building Supply, Inc., CEVA, BWI Distribution, Inc.	20.0%	(1)(3)	23,600	94,400	0	118,000
Interport Business Center C	Richmond, VA	Sears Home Improvement Products, Inc., Ferguson Enterprise, Inc.	20.0%	(1)(3)	10,977	43,908	0	54,885
Virginia Total:	# of Properties: 9				902,881	1,601,942	217,147	2,721,970

Other
Operating Properties

Arizona
Arcadia Biltmore Plaza	Phoenix-Mesa-Scottsdale, AZ	Endurance Rehab, Weingarten Realty Regional Office	100.0%		21,122	0	0	21,122
Arizona Total:	# of Properties: 1				21,122	0	0	21,122

Texas
1919 North Loop West	Houston-Baytown-Sugar Land, TX	State of Texas, Weingarten Realty Regional Office	100.0%		138,163	0	0	138,163
Citadel Plaza	Houston-Baytown-Sugar Land, TX	Weingarten Realty Investors Corporate Office	100.0%		121,000	0	0	121,000
Texas Total:	# of Properties: 2				259,163	0	0	259,163

Total Operating Properties	# of Properties: 380				43,716,340	15,127,750	13,537,315	72,381,404

New Development

Colorado
River Point at Sheridan	Denver-Aurora, CO		50.0%	(1)(2)	57,531	57,531	331,174	446,236
Colorado Total:	# of Properties: 1				57,531	57,531	331,174	446,236
Florida

Clermont Landing	Orlando, FL		65.7%	(1)(2)(3)	1,366,233	713,586	104,175	2,183,994
Whole Foods @ Carrollwood	Tampa-St. Petersburg et al, FL		100.0%	(2)	36,700	0	0	36,700
Florida Total:	# of Properties: 2				1,402,933	713,586	104,175	2,220,694
Georgia

Dacula Marketplace	Atlanta-Sandy Springs et al, GA		100.0%	(2)	6,600	0	92,803	99,403
Georgia Total:	# of Properties: 1				6,600	0	92,803	99,403
North Carolina

Surf City Crossing	Wilmington, NC		100.0%	(2)	56,199	0	0	56,199
North Carolina Total:	# of Properties: 1				56,199	0	0	56,199
Tennessee

Ridgeway Trace	Memphis, TN-MS-AR		100.0%	(2)	146,496	0	137,740	284,236
Tennessee Total:	# of Properties: 1				146,496	0	137,740	284,236
Texas

North Towne Plaza	Brownsville-Harlingen, TX		100.0%	(2)	11,600	0	117,000	128,600
Tomball Marketplace	Houston-Baytown-Sugar Land, TX		100.0%	(2)	78,250	0	149,485	227,735
Westwood Center	San Antonio, TX		100.0%	(2)	35,080	0	9,005	44,085
Texas Total:	# of Properties: 3				124,930	0	275,490	400,420
Utah

Weingarten Realty Investors

Property Listing

As of December 31, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned%	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)

300 West	Salt Lake City, UT		31.8%	(1)(2)(3)	13,530	28,976	138,803	181,309
Utah Total:	# of Properties: 1				13,530	28,976	138,803	181,309
Virginia

Hilltop Village	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(1)(2)	0	0	0	0
Virginia Total:	# of Properties: 1				0	0	0	0
Total New Developments	# of Properties: 11				1,808,219	800,093	1,080,185	3,688,497

Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City								312,761
Lon Adams Rd at Tangerine Farms Rd, Marana								422,532
Southern Avenue and Signal Butte Road, Mesa								90,605
Arizona Total:								825,898
California
Bear Valley Road at Jess Ranch Parkway Phase II, Apple Valley								138,956
Bear Valley Road at Jess Ranch Parkway Phase III, Apple Valley								473,497
California Total:								612,453
Colorado
Mississippi at Havana, Aurora								669,953
Highway 85 and Highway 285, Sheridan								1,003,187
Colorado Total:								1,673,140
Florida
Young Pines and Curry Ford Rd, Orange County								132,422
State Road 100 & Belle Terre Parkway, Palm Coast								292,288
SR 207 at Rolling Hills Dr, St. Augustine								228,254
Florida Total:								652,964
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City								3,554,496
Georgia Total:								3,554,496
Louisiana
Ambassador Caffery at W. Congress, Lafayette								34,848
70th St. at Mansfield Rd., Shreveport								41,818
Louisiana Total:								76,666
Nevada
SWC Highway 215 at Decatur, Las Vegas								707,414
Nevada Total:								707,414
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland								549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh								510,959
Highway 17 and Highway 210, Surf City								2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest								3,074,900
North Carolina Total:								6,159,819
Tennessee
Poplar Avenue and Ridgeway Road, Memphis								53,579
Tennessee Total:								53,579

Weingarten Realty Investors

Property Listing

As of December 31, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)

Texas
U.S. 77 and 83 at SHFM 802, Brownsville								914,723
Rock Prairie Rd. at Hwy. 6, College Station								394,218
River Pointe Drive at Interstate 45, Conroe								118,483
Leslie Rd. at Bandera Rd., Helotes								74,052
Bissonnet at Wilcrest, Houston								40,946
Citadel Plaza at 610 North Loop, Houston								137,214
East Orem, Houston								121,968
Kirkwood at Dashwood Drive, Houston								321,908
Mesa Road at Tidwell, Houston								35,719
Northwest Freeway at Gessner, Houston								117,612
West Little York at Interstate 45, Houston								161,172
West Loop North at Interstate 10, Houston								145,055
Nolana Ave. and 29th St., McAllen								163,350
Shary Rd. at North Hwy. 83, Mission								1,607,364
9th Ave. at 25th St., Port Arthur								243,065
FM 1957 (Potranco Road) and FM 211, San Antonio								8,655,372
SH 151 and Ingram Rd, San Antonio								312,238
US Hwy. 281 at Wilderness Oaks, San Antonio								1,269,774
Highway 3 at Highway 1765, Texas City								200,812
FM 2920 and Highway 249, Tomball								459,776
Texas Total:								15,494,821
Utah

South 300 West & West Paxton Avenue, Salt Lake City								201,683
Utah Total:								201,683
Total Unimproved Land								30,012,933

Other Topics of Interest

Weingarten Realty Investors

Reconciliation of Impairment Transactions

(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2011		December 31, 2011

Summary of Impaired Items (at pro rata) :

Land Held for Development and Undeveloped Land	$-	$-	$21,138	$0.18

Properties Held for Sale or Sold	111	-	18,449	0.15

Properties Marketed for Sale	2,746	0.02	13,580	0.11

Finite Life Real Estate Joint Ventures	278	0.01	6,533	0.05

Tax Increment Revenue Bonds	-	-	18,737	0.16

Total Impairment Loss	$3,135	$0.03	$78,437	$0.65

Financial Statement Impact of Impairment Loss:

Impairment Loss	$3,101	$0.03	$58,734	$0.49

Discontinued Operations	34	-	17,140	0.14

Equity In Loss of Real Estate Joint Ventures and Partnerships, net	-	-	7,022	0.06

Net Loss Attributable to Noncontrolling Interests	-	-	(4,459)	(0.04)

Total Impairment Loss	$3,135	$0.03	$78,437	$0.65

Note:	For the twelve months ended December 31, 2011, a reclassification to discontinued operations for certain properties has been made to conform to the current year presentation.

Weingarten Realty Investors

FFO and Recurring FFO Reconciliation

For the Quarters Ended 2007, 2008, 2009, 2010 AND 2011

(Amounts in thousands, except per share amounts)

During 2011, NAREIT issued new industry guidance for reporting FFO. The following tables provide a reconciliation of FFO as previously reported to FFO as restated.

	2011
	YTD	Q4	Q3	Q2	Q1
Funds from Operations:

Funds from Operations - Basic (as previously reported)	$141,864	$55,332	$1,091	$36,372	$49,069
Impairment loss on operating properties	36,020	2,780	29,594	2,473	1,173
(Gain) on acquisition (due to a business combination and reported in discontinued operations)	(4,559)			(4,559)

Restated Funds from Operations - Basic	173,325	58,112	30,685	34,286	50,242
Funds from operations attributable to operating partnership units	-	-	-	-	-

Restated Funds from Operations - Diluted	173,325	58,112	30,685	34,286	50,242

Adjustments for Recurring FFO:
Other impairment loss, net of tax	42,417	355	23,048	18,852	162
Extinguishment of debt cost, net	2,679		2,429	250
Acquisitions costs	295	19	12	163	101
Litigation settlement, net of tax	(1,040)			(1,040)

Recurring Funds from Operations - Diluted	$217,676	$58,486	$56,174	$52,511	$50,505

Weighted Average Shares Outstanding - Basic	120,331	120,422	120,413	120,345	120,142
Weighted Average Shares Outstanding - Diluted	120,331	121,237	120,413	120,345	121,101

Restated Funds from Operations per Share - Basic	$1.44	$0.48	$0.25	$0.28	$0.42
Restated Funds from Operations per Share - Diluted	1.44	0.48	0.25	0.28	0.41
Recurring Funds from Operations per Share - Diluted	1.81	0.48	0.47	0.44	0.42

	2010
	YTD	Q4	Q3	Q2	Q1
Funds from Operations - Basic (as previously reported)	$170,945	$39,033	$48,566	$34,471	$48,875
Impairment loss on operating properties	16,063			15,940	123

Restated Funds from Operations - Basic	187,008	39,033	48,566	50,411	48,998
Funds from operations attributable to operating partnership units	-	-	-	-	-

Restated Funds from Operations - Diluted	187,008	39,033	48,566	50,411	48,998

Adjustments for Recurring FFO:
Other impairment loss, net of tax	17,369	12,315	4,941		113
Impact of financing transactions	135			135
Acquisitions costs	399	241	92	66

Recurring Funds from Operations - Diluted	$204,911	$51,589	$53,599	$50,612	$49,111

Weighted Average Shares Outstanding - Basic	119,935	120,044	119,978	119,936	119,779
Weighted Average Shares Outstanding - Diluted	120,780	120,044	120,817	119,936	120,547

Restated Funds from Operations per Share - Basic	$1.56	$0.33	$0.40	$0.42	$0.41
Restated Funds from Operations per Share - Diluted	1.55	0.33	0.40	0.42	0.41
Recurring Funds from Operations per Share - Diluted	1.70	0.43	0.44	0.42	0.41

Weingarten Realty Investors

FFO and Recurring FFO Reconciliation

For the Quarters Ended 2007, 2008, 2009, 2010 AND 2011

(Amounts in thousands, except per share amounts)

	2009
	YTD	Q4	Q3	Q2	Q1
Funds from Operations - Basic (as previously reported)	$217,260	$51,139	$29,729	$69,176	$67,216
Impairment loss on operating properties	6,062	2,947	2,384	731
(Gain) on land and merchant development sales	(18,688)	(69)	(491)	(4,006)	(14,122)

Restated Funds from Operations - Basic	204,634	54,017	31,622	65,901	53,094
Funds from operations attributable to operating partnership units	-	461	-	489	-

Restated Funds from Operations - Diluted	204,634	54,478	31,622	66,390	53,094

Adjustments for Recurring FFO:
Other impairment loss, net of tax	43,020		43,020
Write-off of miscellaneous receivables and predevelopment costs, net of tax	660		660
Impact of financing transactions	(25,311)		(16,453)	(8,858)

Recurring Funds from Operations - Diluted	$223,003	$54,478	$58,849	$57,532	$53,094

Weighted Average Shares Outstanding - Basic	109,546	119,515	119,384	111,840	86,979
Weighted Average Shares Outstanding - Diluted	110,178	122,162	119,384	114,428	87,331

Restated Funds from Operations per Share - Basic	$1.87	$0.45	$0.26	$0.59	$0.61
Restated Funds from Operations per Share - Diluted	1.86	0.45	0.26	0.58	0.61
Recurring Funds from Operations per Share - Diluted	2.02	0.45	0.49	0.50	0.61

	2008
	YTD	Q4	Q3	Q2	Q1
Funds from Operations-Basic (as previously reported)	$201,058	$12,699	$59,887	$64,662	$63,810
Impairment loss on operating properties	1,223	1,223
(Gain) on land and merchant development sales	(7,648)	(47)	(1,361)	(5,573)	(667)

Restated Funds from Operations - Basic	194,633	13,875	58,526	59,089	63,143
Funds from operations attributable to operating partnership units	-	-	-	1,147	-

Restated Funds from Operations - Diluted	194,633	13,875	58,526	60,236	63,143

Adjustments for Recurring FFO:
Other impairment loss, net of tax	44,664	44,664
Write-off of miscellaneous receivables and predevelopment costs, net of tax	15,906	13,570	746	744	846
Impact of financing transactions	(11,111)	(12,961)	860	990
Severance expense	2,372	1,523	171	276	402
Recurring Funds from Operations - Diluted	$246,464	$60,671	$60,303	$62,246	$64,391

Weighted Average Shares Outstanding - Basic	84,474	86,664	83,795	83,742	83,679
Weighted Average Shares Outstanding - Diluted	84,917	86,664	84,316	86,766	84,167

Restated Funds from Operations per Share - Basic	$2.30	$0.16	$0.70	$0.71	$0.75
Restated Funds from Operations per Share - Diluted	2.29	0.16	0.69	0.69	0.75
Recurring Funds from Operations per Share - Diluted	2.90	0.70	0.72	0.72	0.77

Weingarten Realty Investors

FFO and Recurring FFO Reconciliation

For the Quarters Ended 2007, 2008, 2009, 2010 AND 2011

(Amounts in thousands, except per share amounts)

	0000000000	0000000000	0000000000	0000000000	0000000000
	2007
	YTD	Q4	Q3	Q2	Q1

Funds from Operations - Basic (as previously reported)	$259,800	$65,135	$66,628	$64,231	$63,806
Impairment loss on operating properties
(Gain) on land and merchant development sales	(15,973)	(7,823)	(4,199)	(3,285)	(666)

Restated Funds from Operations - Basic	243,827	57,312	62,429	60,946	63,140
Funds from operations attributable to operating partnership units	4,407	1,096	-	1,103	1,106

Restated Funds from Operations - Diluted	248,234	58,408	62,429	62,049	64,246

Adjustments for Recurring FFO:
Write-off of miscellaneous receivables and predevelopment costs, net of tax	3,781	2,139	1,336	101	205
Severance expense	166	166

Recurring Funds from Operations - Diluted	$252,181	$60,713	$63,765	$62,150	$64,451

Weighted Average Shares Outstanding - Basic	85,504	84,286	85,470	86,274	86,005
Weighted Average Shares Outstanding - Diluted	88,893	87,379	86,464	89,735	89,809

Restated Funds from Operations per Share - Basic	$2.85	$0.68	$0.73	$0.71	$0.73
Restated Funds from Operations per Share - Diluted	2.79	0.67	0.72	0.69	0.72
Recurring Funds from Operations per Share - Diluted	2.84	0.69	0.74	0.69	0.72

Weingarten Realty Investors

Ground Lease Summary

December 31, 2011

(at pro rata share, in thousands except number of leases and per square foot amounts)

Use Description	Number of Leases	GLA	ABR ($)	ABR PSF ($)

Home Improvement	3	327	$1,715	$5.24
Discount Department Store	16	1,149	5,042	4.39
Full-Service Restaurant	52	219	4,035	18.40
Fast Food	73	177	4,139	23.35
Bank	35	93	2,497	26.98
Supermarket	23	894	5,274	5.90
Pharmacy	6	105	838	7.97
Theater	2	76	529	6.98
Gas Station	9	18	812	46.26
Other Hardline Retailers	3	80	426	5.31
Other	16	102	799	7.81

Total	238	3,241	$26,107	$8.06

Weingarten Realty Investors

2012 Business Plan Assumptions

Finance

•	Recurring FFO Per Diluted Share: $1.81—$1.91

•	No anticipated common or preferred share offerings

•	Annual common share dividend of $1.16 (5.5% increase over 2011)

Investment Activity

•	Acquisitions: $125 million to $175 million, ratably through the year.

•	Dispositions: $300 million to $400 million, ratably through the year.

•	New Development Investment: $75 million to $100 million, ratably through the year.

Operations

•	Same Property Net Operating Income: +4% to +5%

•	Year-end total signed occupancy between 92% and 93%

•	Retail Rental Growth: -1% to +2%

•	Anticipate $2.0 million to $3.0 million of incremental, New Development net operating income to come online in 2012.